                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a Party other than the Registrant / /

    Check the appropriate box:
    /X/  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    / /  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                                         LG&E ENERGY CORP.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  $125 per  Exchange Act  Rules 0-11(c)(1)(ii),  14a-6(i)(1), 14a-6(i)(2)  or
     Item 22(a)(2) of Schedule 14A.
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /  Fee  computed  on   table  below   per  Exchange   Act  Rules   14a-6(i)(4)
     and 0-11.
     1) Title of each class of securities to which transaction applies:
        ------------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:
        ------------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
        ------------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:
        ------------------------------------------------------------------------
     5) Total fee paid:
        ------------------------------------------------------------------------
/ /  Fee paid previously with preliminary materials.
/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1) Amount Previously Paid:
        ------------------------------------------------------------------------
     2) Form, Schedule or Registration Statement No.:
        ------------------------------------------------------------------------
     3) Filing Party:
        ------------------------------------------------------------------------
     4) Date Filed:
        ------------------------------------------------------------------------

        [LOGO]

                                                                  March 11, 1996

Dear LG&E Energy Corp. shareholder:

    You are cordially invited to attend the Annual Meeting of Shareholders of LG&E Energy Corp. to be held Tuesday, April 23, 1996, at 10:00 a.m., E.D.T. at the Hyatt Regency Louisville, 320 W. Jefferson Street, Louisville, Kentucky.

    There are numerous items to be considered at the Annual Meeting. Proposal No. 2 provides for an increase in the authorized shares of Common Stock of the Company. The Board of Directors believes the adoption of this proposal is necessary in order to provide the Company with flexibility in structuring future financings and achieving other proper corporate purposes, as more fully described in the accompanying proxy statement. Proposal Nos. 3 and 4 are designed primarily to comply with the provisions of Section 162(m) of the Internal Revenue Code regarding deductibility of executive compensation. Many other companies have modified their executive compensation plans to comport with
Section 162. In addition to considering these and other proposals, we will also report on the progress of LG&E Energy, and shareholders will have the opportunity to present questions of general interest.

    We encourage you to read the proxy statement carefully and complete, sign and return your proxy in the envelope provided, even if you plan to attend the meeting. Returning your proxy to us will not prevent you from voting in person at the meeting, or from revoking your proxy and changing your vote at the meeting, if you are present and choose to do so.

    If you plan to attend the Annual Meeting, please check the box on the proxy card indicating that you plan to attend the meeting. Please bring the Admission Ticket, which forms the top portion of the form of proxy, to the meeting with you. If you wish to attend the meeting but do not have an Admission Ticket, you will be admitted to the meeting after presenting personal identification and evidence of ownership.

    The directors and officers of LG&E Energy appreciate your continuing interest in the business of LG&E Energy. We hope you can join us at the meeting.

                                          Sincerely,

                                                   [SIGNATURE]

                                          Roger W. Hale
                                          CHAIRMAN OF THE BOARD,
                                          PRESIDENT AND CHIEF EXECUTIVE OFFICER

        [LOGO]

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

    The Annual Meeting of Shareholders of LG&E Energy Corp. ("LG&E Energy"), a Kentucky corporation, will be held at the Hyatt Regency Louisville, 320 West Jefferson Street, Louisville, Kentucky, on Tuesday, April 23, 1996, at 10:00 a.m., E.D.T. At the Annual Meeting, shareholders will be asked to consider and vote upon the following matters, which are more fully described in the accompanying proxy statement:

    1. A proposal to elect four directors, each for a three-year term expiring in 1999;

    2. A proposal to amend the Articles of Incorporation of LG&E Energy, as amended, to increase the number of shares of Common Stock that the Company is authorized to issue from 75 million shares to 125 million shares;

    3. A proposal to approve the Amended and Restated LG&E Energy Corp. Omnibus Long-Term Incentive Plan, including the issuance of an additional 1,200,000 shares of Common Stock thereunder, a copy of which is attached as Exhibit A to the accompanying proxy statement;

    4. A proposal to approve the LG&E Energy Corp. Short-Term Incentive Plan, a copy of which is attached as Exhibit B to the accompanying proxy statement;

    5. A proposal to amend the LG&E Energy Corp. Common Stock Purchase Plan to authorize the issuance of an additional 500,000 shares of Common Stock thereunder;

    6. A proposal to approve and ratify the appointment of Arthur Andersen LLP as independent auditors of LG&E Energy for 1996; and

    7.  To transact such other business as may properly come before the meeting.

    The close of business on February 15, 1996, has been fixed by the Board of Directors as the record date for determination of shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

You are cordially invited to attend the meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN YOUR PROXY IN THE REPLY ENVELOPE AS SOON AS POSSIBLE. Your cooperation in signing and promptly returning your proxy is greatly appreciated.

                                          By Order of the Board of Directors,
                                          John R. McCall, Secretary
                                          LG&E Energy Corp.
                                          220 West Main Street
                                          Louisville, Kentucky 40202
March 11, 1996

                                PROXY STATEMENT
                              --------------------

            ANNUAL MEETING OF SHAREHOLDERS TO BE HELD APRIL 23, 1996
                             ----------------------

    The Board of Directors of LG&E Energy hereby solicits your proxy, and asks that you vote, sign, date and promptly mail the enclosed proxy card for use at the Annual Meeting of Shareholders to be held April 23, 1996, and at any adjournment of such meeting. The meeting will be held at the Hyatt Regency Louisville, 320 West Jefferson Street, Louisville, Kentucky. This proxy statement and the accompanying proxy were first mailed to shareholders on or about March 11, 1996.

    If you plan to attend the meeting, please check the box on the proxy card indicating that you plan to attend the meeting. Also, please bring the Admission Ticket, which forms the top portion of the form of proxy, to the meeting with you. Shareholders who do not have an Admission Ticket, including beneficial owners whose accounts are held by brokers or other institutions, will be admitted to the meeting upon presentation of personal identification and, in the case of beneficial owners, proof of ownership.

    At  the close  of business  on February  15, 1996,  the record  date for the
Annual Meeting,  there were            shares  of Common  Stock of  LG&E  Energy
outstanding and entitled to vote. LG&E Energy has no other voting securities. Owners of record of LG&E Energy Common Stock at the close of business on February 15, 1996, are entitled to one vote per share for each matter presented at the Annual Meeting or any adjournment thereof. In addition, each shareholder has cumulative voting rights with respect to the election of directors. Accordingly, in electing directors, each shareholder is entitled to as many votes as the number of shares of stock owned multiplied by the number of directors to be elected. All such votes may be cast for a single nominee or may be distributed among two or more nominees. The persons named as proxies reserve the right to cumulate votes represented by proxies which they receive and to distribute such votes among one or more of the nominees at their discretion.

    You may revoke your proxy at any time before it is voted by giving written notice of its revocation to the Secretary of LG&E Energy, by delivery of a later dated proxy, or by attending the Annual Meeting and voting in person. Signing a proxy does not preclude you from attending the meeting in person.

    The Annual Report to Shareholders of LG&E Energy (the "Annual Report"), including financial statements, is enclosed with this proxy statement. The following portions of the Annual Report are incorporated herein and made a part hereof: the information under the caption Management's Discussion and Analysis of Results of Operations and Financial Condition; the consolidated financial statements and notes thereto, including the Report of Management and the Report of Independent Public Accountants; and the information under the caption Selected Quarterly Data (Unaudited).

PROPOSAL NO. 1

                             ELECTION OF DIRECTORS

    The Board of Directors of LG&E Energy presently consists of ten members. The directors are classified into three classes, as nearly equal in number as possible, with respect to the time for which they are to hold office. One class of directors is elected at each year's Annual Meeting to serve for three-year terms and to continue in office until their successors are elected and qualified.

    At this Annual Meeting, the following four persons are proposed for election to the Board of Directors for three-year terms expiring at the 1999 Annual
Meeting: Roger W. Hale, David B. Lewis, Anne H. McNamara and Donald C. Swain. All of the nominees are presently directors of LG&E Energy and Louisville Gas and Electric Company ("LG&E"), the principal subsidiary of LG&E Energy.

    The Board of Directors does not know of any nominee who will be unable to stand for election or otherwise serve as a director. If for any reason any nominee becomes unavailable for election, the Board of Directors may designate a substitute nominee, in which event the shares represented on the proxy cards returned to LG&E Energy will be voted for such substitute nominee, unless an instruction to the contrary is indicated on the proxy card.

    Directors are elected by a plurality of the votes cast by the holders of LG&E Energy Common Stock at a meeting at which a quorum is present. "Plurality" means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the meeting. Consequently, any shares not voted (whether by withholding authority, broker nonvote or otherwise) have no impact on the election of directors except to the extent the failure to vote for an individual results in another individual receiving a larger number of votes.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR.

                    INFORMATION ABOUT DIRECTORS AND NOMINEES

    The following contains certain information as of February 15, 1996, concerning the nominees for director, as well as the directors whose terms of office continue after the 1996 Annual Meeting.

NOMINEES FOR DIRECTOR WITH TERMS EXPIRING AT 1999 ANNUAL MEETING OF SHAREHOLDERS

                       ROGER W. HALE (AGE 52)
                       Mr.  Hale has been a Director and  Chairman of the Board, President and
                       Chief Executive Officer of LG&E Energy since August 1990. Mr. Hale  has
   [PHOTO1]            also  been Chief  Executive Officer and  a Director of  LG&E since June
                       1989, Chairman of the Board of LG&E since February 1, 1990, and  served as President of LG&E from June 1989 until January 1, 1992. Prior to his coming  to LG&E,  Mr. Hale served  as Executive Vice  President of Bell
                       South Enterprises, Inc.  Mr. Hale is  a graduate of  the University  of
                       Maryland,  and  received  a  master's  degree  in  management  from the
                       Massachusetts Institute of Technology, Sloan School of Management.  Mr.
                       Hale  is also a member of the Board of Directors of PNC Bank, Kentucky,
                       Inc. and H&R Block, Inc.

                       DAVID B. LEWIS (AGE 51)
                       Mr. Lewis is a founding partner of the law firm of Lewis, White & Clay, a Professional Corporation, in Detroit, Michigan. Since 1972, Mr. Lewis
   [PHOTO2]            has served as Chairman  of the Board  and a Director  of the firm.  Mr.
                       Lewis  is a graduate of Oakland  University and received his law degree from the University of Michigan Law School. He also received a master's degree in  business  administration  from  the  University  of  Chicago
                       Graduate  School of  Business. Mr.  Lewis has  been a  director of LG&E
                       Energy and LG&E since November 1992. Mr. Lewis is also a member of  the
                       Board of Directors of Consolidated Rail Corporation (Conrail), and TRW,
                       Inc.,  and  serves  or  has  served  as  a  board  member  for numerous educational, cultural  and  civic  organizations  in  the  Detroit  and
                       Washington, D.C. areas.

                       ANNE H. MCNAMARA (AGE 48)
                       Mrs.  McNamara  has been  Senior Vice  President --  Administration and
                       General  Counsel  of  AMR  Corporation  and  its  subsidiary,  American
   [PHOTO3]            Airlines,  Inc. since June 1988. Mrs.  McNamara is a graduate of Vassar
                       College, and received her law  degree from Cornell University. She  has been a director of LG&E Energy and LG&E since November 1991.

                       DONALD C. SWAIN (AGE 64)
                       Dr.  Swain served  as President  of the  University of  Louisville from
                       April 1981 to  June 1995, and  has served as  President Emeritus  since
   [PHOTO4]            July  1995. Dr. Swain  is a graduate  of the University  of Dubuque. He received  his  master's  and  doctoral  degrees  in  history  from  the
                       University  of California at  Berkeley. He has been  a director of LG&E
                       Energy since August 1990 and of LG&E since May 1985. Dr. Swain is  also a member of the Board of Directors of PNC Bank, Kentucky, Inc.

DIRECTORS WHOSE TERMS EXPIRE AT 1997 ANNUAL MEETING OF SHAREHOLDERS

                       WILLIAM C. BALLARD, JR. (AGE 55)
                       Mr.  Ballard has been of  counsel to the law  firm of Greenebaum Doll &
                       McDonald since  May 1992.  He served  as Executive  Vice President  and
   [PHOTO5]            Chief  Financial Officer from  1978 until May 1992,  of Humana, Inc., a
                       healthcare  services  company.  Mr.  Ballard  is  a  graduate  of   the
                       University  of Notre  Dame, and received  his law  degree, with honors, from the University  of Louisville School  of Law. He  also received  a
                       Master  of  Law  degree  in taxation  from  Georgetown  University. Mr.
                       Ballard has been  a director of  LG&E Energy since  August 1990 and  of
                       LG&E  since May  1989. Mr.  Ballard is  also a  member of  the Board of
                       Directors of United Healthcare Corp., MidAmerica Bancorp, Vencor,  Inc.
                       and American Safety Razor, Inc.

                       S. GORDON DABNEY (AGE 67)
                       Mr.  Dabney was President of Standard  Foods, Inc., which is engaged in the food processing business, from 1955  until he retired and sold  his
   [PHOTO6]            interest  in Standard Foods in 1995. Mr. Dabney is currently a business consultant. He  attended  the University  of  Florida. He  has  been  a director  of LG&E  Energy since August  1990 and of  LG&E since January
                       1987.

                       T. BALLARD MORTON, JR. (AGE 63)
                       Mr. Morton has been Executive in  Residence at the College of  Business and  Public Administration of the  University of Louisville since 1983.
   [PHOTO7]            Mr. Morton is  a graduate  of Yale University.  Mr. Morton  has been  a director  of LG&E Energy since August 1990  and of LG&E since May 1967.
                       Mr. Morton is  also a member  of the  Board of Directors  of PNC  Bank,
                       Kentucky, Inc. and the Kroger Company.

DIRECTORS WHOSE TERMS EXPIRE AT 1998 ANNUAL MEETING OF SHAREHOLDERS

                       OWSLEY BROWN II (AGE 53)
                       Mr.  Brown was named  the Chief Executive  Officer of Brown-Forman Cor-
                       poration, a  consumer products  company,  in July  1993, and  has  been
   [PHOTO8]            President  of  Brown-Forman  Corporation  since 1987.  Mr.  Brown  is a graduate of  Yale  University,  and received  his  master's  degree  in business  administration  from  Stanford  University.  He  has  been  a director of LG&E Energy since August  1990 and of LG&E since May  1989.
                       Mr.  Brown is also a  member of the Board  of Directors of Brown-Forman
                       Corporation, Hilliard Lyons Trust Company and NACCO Industries, Inc.

                       GENE P. GARDNER (AGE 66)
                       Mr. Gardner has  been Chairman  of Beaver  Dam Coal  Company, which  is engaged  in  the ownership  and development  of coal  properties, since
   [PHOTO9]            April 1983. Mr. Gardner is a  graduate of the University of  Louisville and  of the Advanced Management Program  of the University of Virginia,
                       Colgate-Darden Graduate  School of  Business. Mr.  Gardner has  been  a director  of LG&E Energy since August 1990 and of LG&E since July 1979.
                       He is also a member of the Board of Directors of Commonwealth Bank  and
                       Trust   Company,   Commonwealth   Financial   Corporation   and  Thomas
                       Industries, Inc.

                       J. DAVID GRISSOM (AGE 57)
                       Mr. Grissom  has been  Chairman  of Mayfair  Capital, Inc.,  a  private investment  firm, since  April 1989.  He served  as Chairman  and Chief
   [PHOTO10]           Executive Officer  of Citizens  Fidelity  Corporation from  April  1977 until  March  31,  1989.  Upon  the  acquisition  of  Citizens Fidelity
                       Corporation by PNC Financial Corp. in February 1987, Mr. Grissom served as Vice Chairman and as a  Director of PNC Financial Corp. until  March
                       1989. Mr. Grissom is a graduate of Centre College and the University of
                       Louisville  School  of Law.  Mr. Grissom  has been  a director  of LG&E
                       Energy since August 1990 and of LG&E  since January 1982. He is also  a member  of the Board  of Directors of  Providian Corporation, Churchill
                       Downs, Inc., Columbia/HCA Healthcare  Corporation, Transco Energy  Co.,
                       Regal Cinemas, Inc. and Sphere Drake Holdings LTD.

                 INFORMATION CONCERNING THE BOARD OF DIRECTORS

    Each member of the Board of Directors of LG&E Energy is also a director of LG&E. The committees of the Board of Directors of LG&E Energy include an Audit Committee, a Compensation Committee and a Nominating and Development Committee. The directors who are members of the various committees of LG&E Energy serve in the same capacity for purposes of the LG&E Board of Directors.
    During 1995, there were eight regular meetings and two special meetings of the LG&E Energy Board. All directors attended 75% or more of the total number of meetings of the Board of Directors and Committees of the Board on which they served.

COMPENSATION OF DIRECTORS

    Directors who are also officers of LG&E Energy or its subsidiaries receive no compensation in their capacities as directors. During 1995, directors received a retainer of $1,500 per month, or $18,000 annually ($19,000 annually for committee chairmen), a fee for Board meetings of $1,000 per meeting and a fee for each committee meeting of $750. Non-employee directors residing out of the Louisville area received reimbursement for expenses incurred in traveling to meetings, and received an additional $800 compensation for each Board meeting they attended. The foregoing amounts represent the aggregate fees paid to directors in their capacities as directors of LG&E Energy and LG&E during 1995.

    Non-employee directors of LG&E Energy and its subsidiaries may elect to defer all or a part of their fees (including retainers, fees for attendance at regular and special meetings, committee meetings and travel compensation) pursuant to the LG&E Energy Corp. Deferred Stock Compensation Plan (the "Deferred Stock Plan"). Each deferred amount is credited by LG&E Energy to a bookkeeping account and then is converted into a stock equivalent on the date the amount is credited. The number of stock equivalents credited to the director is based upon the average of the high and the low sale price of LG&E Energy Common Stock on the New York Stock Exchange for the five trading days prior to the conversion. Additional stock equivalents will be added to stock accounts at the time that dividends are declared on LG&E Energy Common Stock, in an amount equal to the amount of LG&E Energy Common Stock that could be purchased with dividends that would be paid on the stock equivalents if converted to LG&E
Energy Common Stock. In the event that LG&E Energy is a party to any consolidation, recapitalization, merger, share exchange or other business combination in which all or a part of the outstanding LG&E Energy Common Stock is changed into or exchanged for stock or other securities of the other entity or LG&E Energy, or for cash or other property, the stock account of a participating director shall be converted to such new securities or consideration equal to the amount each share of LG&E Energy Common Stock receives, multiplied by the number of share equivalents in the stock account.

    A director will be eligible to receive a distribution from his or her account only upon termination of service, death, retirement or otherwise.
Following departure from the Board, the distribution will occur, at the director's election, either in one lump sum or in no more than five annual installments. The distribution will be made, at the director's election, either in LG&E Energy Common Stock or in cash equal to the then-market price of the LG&E Energy Common Stock allocated to the director's stock account. At February 15, 1996, six directors were participating in the Deferred Stock Plan.

    Non-employee directors also receive stock options pursuant to the LG&E Energy Corp. Stock Option Plan for Non-Employee Directors (the "Directors' Option Plan"), which was approved by the shareholders at the 1994 Annual Meeting. Under the terms of the Directors' Option Plan, upon initial election or appointment to the Board, each new director, who has not been an employee or officer of the Company within the preceding three years, receives an option grant for 2,000 shares of LG&E Energy Common Stock. Following these initial grants, eligible directors will receive an annual grant of an option for 2,000 shares on the first Wednesday of each February. The option exercise price per share for each share of LG&E Energy Common Stock is the fair market value on the grant date. Options granted are not exercisable during the first twelve months from the date of grant and will terminate 10 years from the date of grant. In the event of a tender offer or an exchange offer for shares of LG&E Energy Common Stock, all then exercisable, but unexercised options granted under the Directors' Option Plan will continue to be exercisable for thirty days following the first purchase of shares pursuant to such tender or exchange offer.

    The Directors' Option Plan authorizes the issuance of up to 250,000 shares of LG&E Energy Common Stock, of which 54,000 are subject to existing options at a weighted average per share price of $ . Information on the number of exercisable options held by each non-employee director is shown in footnote 3 under "Ownership of LG&E Energy Common Stock" on page 7 of this proxy statement. The number of shares subject to the Directors' Option Plan and subject to awards outstanding under the plan will adjust with any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or any similar corporate change.

AUDIT COMMITTEE

    The Audit Committee of the Board is composed of Messrs. Dabney, Brown, Gardner and Lewis, Dr. Swain and Mrs. McNamara. During 1995, the Audit Committee maintained direct contact with the independent auditors and LG&E Energy's Internal Auditor to review the following matters: the adequacy of LG&E Energy's and its subsidiaries' accounting and financial reporting procedures; the adequacy and effectiveness of LG&E Energy's and its subsidiaries' system of internal accounting controls; the scope and results of the annual audit and any other matters relative to the audit of LG&E Energy's and its subsidiaries' accounts and its financial affairs that the Committee, the Internal Auditor, or the independent auditors deemed necessary. The Audit Committee met twice during 1995.

COMPENSATION COMMITTEE

    The Compensation Committee, composed of non-employee directors, approves the compensation of the Chief Executive Officer and the executive officers of LG&E Energy and its subsidiaries. The Committee makes recommendations to the full Board regarding benefits provided to executive officers and the establishment of various employee benefit plans. The members of the Compensation Committee are Messrs. Ballard, Dabney, Gardner, Grissom and Morton and Mrs. McNamara. The Compensation Committee met five times during 1995.

NOMINATING AND DEVELOPMENT COMMITTEE

    The Nominating and Development Committee is composed of the Chairman of the Board and certain other directors. The Committee reviews and recommends to the Board of Directors nominees to serve on the Board and their compensation. The Committee considers nominees suggested by other members of the Board, by members of management and by shareholders. To be considered for inclusion in the slate of nominees proposed by the Board of Directors at an annual meeting, shareholder recommendations must be submitted in writing to the Secretary of LG&E Energy not later than 120 days prior to the meeting. In addition, the Articles of Incorporation and Bylaws of LG&E Energy contain procedures governing shareholder nominations for election of directors at a shareholders' meeting. The Chairman of the Annual Meeting may refuse to acknowledge the nomination of any person not made in compliance with these procedures. The Nominating and Development Committee also provides advice and counsel as necessary to executive management concerning business development activities of LG&E Energy. The members of the Nominating and Development Committee are Messrs. Ballard, Brown, Grissom, Hale, Lewis and Morton, and Dr. Swain. The Nominating and Development Committee met three times during 1995.

                     OWNERSHIP OF LG&E ENERGY COMMON STOCK

    LG&E Energy does not know of any shareholder who, as of February 15, 1996, beneficially owned more than five percent of LG&E Energy's outstanding Common Stock.

    The table below shows information as of February 15, 1996, concerning beneficial ownership by each director, each nominee for director, each executive officer named in the Summary Compensation Table beginning on page 27 of this proxy statement (the "Summary Compensation Table"), and all directors and executive officers as a group. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with a member of his or her family) with respect to the shares set forth on the following table.

                                                                       SHARES
                                                                    BENEFICIALLY
                                                                       OWNED
NAME OF BENEFICIAL OWNER                                             (1)(2)(3)
------------------------------------------------------------------  ------------
William C. Ballard, Jr.
Owsley Brown II
Edward J. Casey, Jr.
S. Gordon Dabney
Gene P. Gardner
J. David Grissom
Roger W. Hale
David B. Lewis
John R. McCall
Michael L. McInnis
Anne H. McNamara
T. Ballard Morton, Jr.
Victor A. Staffieri
Donald C. Swain
Stephen R. Wood
All Directors and Executive Officers as a group (4)

------------------------
(1) Does not include the following shares of LG&E Energy Common Stock credited to participating director's accounts under the Deferred Stock Plan as of
     February  15, 1996:  Mr. Brown,       shares; Mr. Dabney,       shares; Mr.
     Gardner,     shares; Mrs. McNamara,     shares; Mr. Morton,     shares; and
     Dr. Swain,     shares.

(2) Includes shares subject to stock options granted under LG&E Energy's Omnibus Long-Term Incentive Plan, exercisable within 60 days following
     February 15,  1996,  as follows:  Mr.  Hale,          shares;  Mr.  McCall,
     shares;  Mr. McInnis,         shares; Mr.  Staffieri,       shares; and Mr.
     Wood,     shares.

(3) Includes 4,000 shares subject to stock options granted under the Directors' Option Plan, exercisable within 60 days following February 15, 1996, for each of Messrs. Ballard, Brown, Dabney, Gardner, Grissom, Lewis and Morton, and Mrs. McNamara and Dr. Swain.

(4) For each director and nominee, the number of shares of LG&E Energy Common Stock beneficially owned as of February 15, 1996, is less than tenths of one percent of the total LG&E Energy Common Stock outstanding on that date, and the total number of shares beneficially owned by all directors and executive officers as a group is less than one-half of one percent of the then-outstanding LG&E Energy Common Stock. In the case of employees, the share total shown includes shares of LG&E Energy Common Stock representing an interest in shares held in trust under LG&E's Employee Stock Ownership Plan, with respect to which employees have voting power but
     not  investment power, and       stock options  granted under LG&E Energy's
     Omnibus Long-Term Incentive Plan, exercisable within 60 days of February 15, 1996.

PROPOSAL NO. 2

                  PROPOSAL TO AMEND THE COMPANY'S ARTICLES OF
          INCORPORATION, AS AMENDED, TO INCREASE THE NUMBER OF SHARES
               OF AUTHORIZED COMMON STOCK FROM 75 MILLION SHARES
                             TO 125 MILLION SHARES

    On December 6, 1995, the Board of Directors adopted, subject to shareholder approval, an amendment to the Company's Amended and Restated Articles of Incorporation, as amended, which provides for an increase in the number of shares of authorized LG&E Energy Common Stock ("Common Stock") from 75,000,000
shares  to 125,000,000 shares. As of February 15, 1996, 3       shares of Common
Stock were issued  and outstanding.  Of the  4          shares  of Common  Stock
available  for issuance,  approximately        shares are  reserved for issuance
under the Company's  dividend reinvestment plan,  non-employee directors  option
plan  and other  employee benefit plans,  leaving approximately           shares
authorized, unissued and unreserved.

    The additional shares of Common Stock for which authorization is sought would be part of the existing class of Common Stock and, if and when issued, would have the same rights and privileges (including the associated Rights to Purchase Series A Preferred Stock) as the shares of Common Stock presently outstanding. Adoption of the proposed amendment would not affect the rights of the holders of currently outstanding Common Stock of the Company. However, any issuance of additional authorized shares could result in the dilution of each existing shareholder's voting power, and could have the effect of diluting the earnings per share or book value per share of outstanding shares of Common Stock. Holders of the Common Stock do not have the preemptive right to subscribe for the purchase of any part of any new or additional issue of stock or securities convertible into stock.

    The Board of Directors believes that it is in the best interest of the Company to increase the authorized shares of Common Stock to provide the Company with flexibility in structuring future financings and achieving other proper corporate purposes, including without limitation, stock splits, stock dividends, financings, acquisitions, providing additional equity incentives to employees, officers or directors, and/or establishing strategic relationships with other companies. Other than the dividend reinvestment plan and the employee benefit plans discussed above, the Company has no current plans to issue shares of Common Stock relating to these or other matters, although the Company from time to time evaluates such matters and acknowledges that one or more could occur in the near term. In particular, it should be noted that the Company evaluates potential stock splits from time to time. If market conditions so warrant and the proposed amendment is approved, the Board of Directors may authorize a stock split at or shortly after the 1996 Annual Meeting.

    If the proposed amendment is approved, the Board of Directors could generally issue such additional shares without further shareholder action, unless such action is then required by applicable law or the rules of any stock exchange on which the Company's securities may be listed. The proposed amendment, if adopted, would cause the Company's authorized capital stock to consist of: (i) 125,000,000 shares of Common Stock and (ii) 5,000,000 shares of preferred stock, without par value (the "Preferred Stock"). The Preferred Stock, none of which is currently outstanding, may be issued in the future in such series as may be designated by the Board of Directors. In creating any such series, the Board of Directors has the authority to fix the rights and preferences of each such series with respect to, among other things, the dividend rate, redemption provisions, liquidation preferences, sinking fund provisions and voting and conversion rights. The increase in the amount of authorized Common Stock was not proposed with the intention of discouraging tender offers or takeover attempts of the Company. However, the availability of additional authorized shares of Common Stock for issuance, along with the power of the Board over the terms of the Preferred Stock and certain other provisions, could render more difficult or discourage a merger, tender offer, proxy contest or other attempt to obtain control of the Company. These other provisions include the Company's Rights

Agreement and certain provisions of its Articles of Incorporation, which provide for, among other things, the classified board of directors, supermajority voting and fair price provisions. Pursuant to the Company's Rights Agreement, which was adopted in 1990, each share of Common Stock has two-thirds of a "right" entitling the holder to purchase from the Company one-one hundredth of a share of new preferred stock of the Company under certain circumstances. The rights may be exercised if a person or group announces its intention to acquire, or does acquire 15% or more of the Company's Common Stock. Under certain circumstances, the holders of the rights will be entitled to purchase either shares of Common Stock of the Company or common stock of the acquirer at a reduced percentage of market value.

    The Company has no knowledge, however, of any effort to accumulate the Company's Common Stock or to obtain control of the Company by means of a merger, tender offer, solicitation in opposition to management or otherwise.

    VOTE REQUIRED. The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for the approval of the adoption of the amendment to the Amended and Restated Articles of Incorporation, as amended. Abstentions from voting on this matter are treated as votes against, while broker nonvotes are treated as shares not voted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE AMENDED AND RESTATED ARTICLES OF INCORPORATION, AS AMENDED.

PROPOSAL NO. 3

                  PROPOSAL TO APPROVE THE AMENDED AND RESTATED
              LG&E ENERGY CORP. OMNIBUS LONG-TERM INCENTIVE PLAN,
      INCLUDING THE ISSUANCE OF AN ADDITIONAL 1,200,000 SHARES THEREUNDER

    On December 6, 1995, the Board of Directors of LG&E Energy amended, restated and extended the Louisville Gas and Electric Company 1990 Omnibus Long-Term Incentive Plan (the "Original Long-Term Plan"), which was initially approved by the shareholders at the 1990 Annual Meeting. The Amended and Restated Omnibus Long-Term Incentive Plan (the "1996 Long-Term Plan") became effective January 1, 1996, subject to shareholder approval. The amendments, which are embodied in the 1996 Long-Term Plan, include (i) amending the plan to maintain the Company's tax deduction for certain performance-based compensation, and (ii) increasing the number of shares reserved for issuance thereunder from the lesser of 300,000 shares or 1% of the outstanding Common Stock of the Company to the lesser of 1,500,000 shares or 5% of the outstanding Common Stock of the Company. As with the Original Long-Term Plan, the 1996 Long-Term Plan permits a committee of the Company to grant non-qualified stock options (NQSOs), incentive stock options
(ISOs), restricted stock, stock appreciation rights (SARs), performance units and performance shares to executive officers and other key employees.

    The 1996 Long-Term Plan has been designed to comply with Section 162(m) of the Internal Revenue Code of 1986 (the "Code"), which generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employees"). Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. In an effort to ensure that stock awards under the plan will qualify as performance-based compensation, the 1996 Long-Term Plan is being submitted to shareholders for approval at the Annual Meeting. While the Company believes that compensation payable pursuant to the 1996 Long-Term Plan generally will be deductible for federal income tax purposes, under certain circumstances such as death, disability and change in control, compensation not qualified under Section 162(m) of the Code may be payable pursuant to the provisions of the 1996 Long-Term Plan. By approving the 1996 Long-Term Plan, the shareholders will be approving, among other things, the performance measures, eligibility requirements and limits on various stock awards contained therein.

    In February 1996, the Committee granted NQSOs and performance units to executive officers under the 1996 Long-Term Plan. The number of shares subject to options granted to the named executives in 1996 generally is significantly higher than the number granted to the same executives in 1995 and prior years. This is a direct result of the implementation of a recommendation of the independent compensation consultant that, as described in the Compensation Committee Report beginning on page 21 of this proxy statement, was engaged to review the Company's compensation programs for 1996 and beyond. These awards are subject to the approval of the 1996 Long-Term Plan by the shareholders at the Annual Meeting. In the event that shareholders do not approve the 1996 Long-Term Plan, the plan shall automatically terminate and the option grants and performance unit grants made to current participants shall be canceled.

    Set forth below is a summary of certain important features of the 1996 Long-Term Plan, which summary is qualified in its entirety by reference to the actual plan attached as Exhibit A to this proxy statement. All capitalized terms which are not defined herein are defined in the 1996 Long-Term Plan.

DESCRIPTION OF THE 1996 LONG-TERM PLAN

    BACKGROUND. The Original Long-Term Plan was established by the Company's primary subsidiary, LG&E, effective January 1, 1990. The plan was approved by the Board of Directors of LG&E in 1989 and was approved by LG&E's shareholders in June 1990 and assumed by LG&E Energy in 1990. The 1996 Long-Term Plan was unanimously approved by the Board of Directors of LG&E Energy in December 1995 and became effective January 1, 1996, subject to the approval of the Company's shareholders at the Annual Meeting.

    PURPOSE. The purpose of the 1996 Long-Term Plan is to promote the success of the Company and its Subsidiaries by providing incentives to key employees that link their compensation to the long-term financial success of the Company and its Subsidiaries and to growth in shareholder value. The plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract and retain the services of key employees upon whose judgment, interest and special effort the successful conduct of their operations is largely dependent.

    ADMINISTRATION. The 1996 Long-Term Plan will be administered by a committee (the "Committee") of the Board of Directors which will be composed solely of not less than three directors, who, to the extent required by Rule 16b-3 under the Securities Exchange Act of 1934 (the "Exchange Act"), qualify as "disinterested persons" for purposes of Rule 16b-3 and who, to the extent required by Section 162(m), also qualify as "outside directors" for purposes of Section 162(m) of the Code. Among other things, the Committee will have the authority to select officers and employees to whom awards may be granted, to determine the type of award as well as the number of shares of LG&E Energy Common Stock to be covered by each award, and to determine the terms and conditions of any such awards. The Committee will also have the authority to construe and interpret the plan, establish, amend or waive rules and regulations for its administration, accelerate the exercisability of any award, and amend the terms and conditions of any outstanding option, stock appreciation right or other award. However, the Committee shall have no authority to adjust upward any amounts payable to a Covered Employee with respect to a particular award or to take any action to the extent that such action or the Committee's ability to take such action would cause any award to any Covered Employee to fail to qualify as "performance-based compensation" under Section 162(m) of the Code. All decisions made by the Committee will be final and binding.

    ELIGIBILITY. Participants in the plan will be employees of the Company or any Subsidiary, including officers of the Company or any Subsidiary who, in the opinion of the Committee, contribute significantly to the growth and profitability of the Company and its Subsidiaries.

    NUMBER OF SHARES. The 1996 Long-Term Plan authorizes the issuance of up to 1,500,000 shares of Common Stock, or 5% of the outstanding shares of Common Stock of the Company, whichever is less, pursuant to the grant or exercise of stock options, including ISOs and NQSOs, SARs, restricted stock, performance units and performance shares, but no more than one-half of such aggregate number may be issued as restricted stock and no more than 200,000 shares may be issued upon the exercise of ISOs. No single participant may be granted options (NQSOs or ISOs) for in excess of 100,000 shares of Common Stock in any calendar year, or SARs for in excess of 100,000 shares of Common Stock in any calendar year. Also, no Covered Employee may be granted any performance unit or performance share award with respect to any performance period (i) in an aggregate amount payable in cash in excess of $1,000,000, or (ii) in excess of 50,000 shares. The exercise of SARs, whether paid in cash or Common Stock, is an issuance of shares under the 1996 Long-Term Plan. The payment of performance shares or performance units is an issuance of shares under the plan only to the extent payment is made in Common Stock. Subject to the foregoing limits, the shares available under the 1996 Long-Term Plan can be divided among the various types of awards and among the participants as the Committee sees fit. Such shares are to be made available from authorized but unissued shares of Common Stock or treasury stock of the Company. The number of shares subject to the 1996 Long-Term Plan and subject to awards outstanding under the plan will adjust with any stock dividend or split, recapitalization, reclassification, merger, consolidation, combination or exchange of shares, or similar corporate change.

    DESCRIPTION OF AWARDS

    STOCK OPTIONS. The 1996 Long-Term Plan permits the award of ISOs and NQSOs. Each option granted under the plan must be evidenced by a written agreement specifying terms, including the type, the number of shares covered, the exercise price, when it is exercisable, any restriction on transferability of shares obtained from the exercise of the option and the duration. No employee may be granted an ISO first exercisable in any calendar year if the Fair Market Value (i.e., the average of the highest and lowest price at which the Common Stock was traded, as reported on the composite tape of the New York Stock Exchange) of the underlying stock on the date of grant exceeds $100,000. The purchase price per share of Common Stock covered by an option shall be determined by the Committee, but in the case of an ISO, may not be less than 100% of the Fair Market Value of the underlying Common Stock on the date of grant, and in the case of a NQSO, may not be less than 100% of the market price of such Common Stock on the date of grant. No ISOs shall be exercisable more than ten years after their date of grant. Payment of an option may be made with cash, with previously owned shares of Common Stock, by foregoing compensation in accordance with Committee rules or by a combination of these. The principal difference between ISOs and NQSOs is their tax treatment. See " -- Federal Income Tax Consequences."

    STOCK APPRECIATION RIGHTS. The 1996 Long-Term Plan authorizes the Committee to grant SARs in lieu of options, in addition to options, independent of options or as a combination of the foregoing. A holder of SARs is entitled upon exercise to receive a number of shares of Common Stock, or cash or a combination of both, as the Committee may determine, equal in value on the date of exercise to the amount by which the Fair Market Value of one share of Common Stock on the date of exercise exceeds the exercise price fixed by the Committee on the date of grant multiplied by the number of shares in respect of which the SARs are exercised. If granted in lieu of an option, the SAR is exercisable at the same time as the related option and, when exercised, the related option must be surrendered and ceases to be exercisable. If granted in addition to an option, the exercise of the related option causes the SAR also to be exercised. If granted independently of an option, the SAR will be exercisable at such time as the Committee determines and its exercise will be unrelated to any option. The term of any SAR will not exceed ten years.

    RESTRICTED STOCK. The 1996 Long-Term Plan authorizes the Committee to grant restricted stock to individuals with such Periods of Restriction as the Committee may designate. In the case of Covered Employees, the Committee may condition the vesting or lapse of such Periods of Restriction upon the attainment of one or more performance goals established by the Committee within the time period prescribed by Section 162(m) of the Code. These performance goals must be based on the attainment, by the Company or its Subsidiaries, of certain objective performance measures, which shall include one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and maintenance cost management, and energy production availability performance measures (the "Performance Goals"). Such Performance Goals may also be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries relative to the performance of other corporations. With respect to Covered Employees, all Performance Goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4)(C) of the Code. It is contemplated that restricted stock grants will be made only in extraordinary situations of performance, promotion, retention or recruitment.

    Each grant of restricted stock will be evidenced by a restricted stock agreement that shall specify the Period of Restriction, the number of shares of restricted stock granted and such other provisions determined by the Committee. Generally, all rights with respect to the restricted stock granted to a participant under the 1996 Long-Term Plan shall be exercisable only during his lifetime and only by the participant. Restricted stock may not be sold, assigned, transferred, pledged or otherwise encumbered. During the Period of Restriction, participants holding restricted stock may exercise full voting rights with respect to the shares and are entitled to all dividends and other distributions paid on those shares. Upon the lapse of the applicable Period of Restriction, the restricted stock shares will become freely transferrable.

    PERFORMANCE UNITS AND PERFORMANCE SHARES. The 1996 Long-Term Plan authorizes the Committee to grant performance units and performance shares which may be earned if specified long-term corporate goals are achieved over a period of time selected by the Committee (a "Performance Period"). Prior to the grant of performance units or performance shares, the Committee must establish the Performance Goals (from among the objective performance measures described above relating to restricted stock) that must be satisfied before a payout of such awards is made. At the conclusion of a particular Performance Period, the Committee will determine the extent to which the Performance Goals have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of the performance units or performance shares awarded to determine the payout to be received by the participant; provided that no payout will be made thereunder except upon written certification by the Committee that the applicable Performance Goal(s) have been satisfied to a particular extent. As a result, depending upon the Company's performance in relation to the Performance Goals, a participant may earn less or more than the number of performance shares or performance units initially awarded. In addition, to the extent that the value of a performance share or performance unit is related to a share of Common Stock, the value of any payout will be dependent upon the changing value of the Common Stock. Payments may be made in cash, Common Stock or a combination as determined by the Committee.

    With  respect to Covered Employees, all  Performance Goals will be objective
performance   goals   satisfying   the   requirements   for   "performance-based
compensation" within the meaning of Section 162(m)(4)(C).

    CHANGE IN CONTROL. Upon a change in control of the Company, all stock-based awards, such as ISOs, NQSOs, SARs and restricted stock shall vest 100%, and all performance-based awards, such as performance units and performance shares, shall immediately be paid out in cash, based upon the extent, as determined by the Committee, to which the Performance Goals have been met through the effective date of the change in control or based upon the assumed achievement of such goals, whichever is higher.

    LIMITS ON TRANSFERABILITY AND EXERCISABILITY. No award granted under the 1996 Long-Term Plan may be sold, transferred, assigned, pledged or hypothecated, other than by will or by the laws of descent and distribution. All rights to any award granted to an employee shall be exercisable during the employee's lifetime only by the employee or the employee's guardian or legal representative. All awards granted under the plan will be forfeited immediately if the employee is terminated for cause. Generally, upon termination of any employee due to death, disability or retirement, all options and SARs will be immediately exercisable and remain so until their expiration date, any Restricted Period with respect to restricted stock will lapse and restricted stock will become freely transferrable, and outstanding performance units and performance shares will entitle the employee to receive pro-rated payments based upon the full months of service during the Performance Period. Upon the termination of any employee for any other reason (other than for cause), the employee generally may exercise then exercisable options or SARs for 90 days or until their expiration date, and restricted stock, performance units and performance shares will be forfeited (subject, in each case, to the discretion of the Committee).

    AMENDMENT AND DISCONTINUANCE. The 1996 Long-Term Plan may be amended, altered or discontinued by the Board of Directors, but except as specifically provided therein, no amendment, alteration or discontinuance may be made which would in any manner adversely affect any award theretofore granted under the Plan, without the written consent of the participant. Except as expressly provided in the 1996 Long-Term Plan, the plan may not be amended without shareholder approval to the extent such approval is required by law or agreement.

    FEDERAL INCOME TAX CONSEQUENCES. The following discussion is intended only as a brief discussion of the federal income tax rules relevant to stock options, SARs, restricted stock and performance units. The laws governing the tax aspects of awards are highly technical and such laws are subject to change.

    NQSOS AND SARS. Upon the grant of a NQSO (with or without an SAR), the optionee will not recognize any taxable income and the Company will not be required to record an expense. Upon the exercise of such an option or an SAR, the excess of the fair market value of the shares acquired on the exercise of the option over the purchase price (the "spread"), or the consideration paid to the optionee upon the exercise of the SAR, will constitute compensation taxable to the optionee as ordinary income. In determining the amount of the spread or the amount of consideration paid to the optionee, the fair market value of the stock on the date of exercise is used, except that in the case of an optionee subject to the six month short-swing profit recovery provisions of Section 16(b) of the Exchange Act (generally officers and directors), the fair market value will be determined six months after the date on which the option was granted (if such date is later than the exercise date) unless such optionee elects to be taxed based on the fair market value at the date of exercise. Any such election (a "Section 83(b) election") must be made and filed with the Internal Revenue Service within 30 days after exercise in accordance with the regulations under
Section 83(b) of the Code. The Company, in computing its federal income tax, will generally be entitled to a deduction in an amount equal to the compensation taxable to the optionee.

    ISOS. An optionee will not recognize taxable income on the grant or exercise of an ISO. However, the spread at exercise will constitute an item includible in alternative minimum tax. Such alternative minimum tax may be payable even though the optionee receives no cash upon the exercise of his ISO with which to pay such tax. Upon the disposition of shares of stock acquired pursuant to the exercise of an ISO after the later of (i) two years from the date of grant of the ISO or (ii) one year after the transfer of the shares to the optionee (the "ISO Holding Period"), the optionee will recognize long-term capital gain or loss, as the case may be, measured by the difference between the stock's selling price and the exercise price. The Company is not entitled to any tax deduction by reason of the grant or exercise of an ISO, or by reason of a disposition of stock received upon exercise of an ISO if the ISO Holding Period is satisfied. Different rules apply if the optionee disposes of the shares of stock acquired pursuant to the exercise of an ISO before the expiration of the ISO Holding Period.

    RESTRICTED STOCK.  A participant who is granted restricted stock may make  a
Section 83(b) election to have the grant taxed as compensation income at the date of receipt, with the result that any future appreciation (or depreciation) in the value of the shares of stock granted shall be taxed as capital gain (or loss) upon a subsequent sale of the shares. However, if the participant does not make a Section 83(b) election, the grant will be taxed as compensation income at the full fair market value on the date that the restrictions imposed on the shares expire. Unless a participant makes a Section 83(b) election, any dividends paid on stock subject to the restrictions are compensation income to the participant and compensation expense to the Company. The Company is generally entitled to a tax deduction for any compensation income taxed to the participant, subject to the provisions of
Section 162(m) of the Code.

    PERFORMANCE UNITS AND PERFORMANCE SHARES. A participant who has been granted a performance unit or performance share award will not realize taxable income until the applicable Performance Period expires and the participant is in receipt of the Common Stock and/or cash distributed in payment of the award, at which time such participant will realize ordinary income equal to the fair market value of the shares delivered or the amount of cash paid. At that time, the Company generally will be allowed a corresponding tax deduction equal to the compensation taxable to the award recipient, subject to the provisions of
Section 162(m) of the Code.

    NEW PLAN BENEFITS. Apart from the grant of NQSOs and performance units granted in February 1996 and described below, it cannot be determined at this time what benefits or amounts, if any, will be received by or allocated to any persons or group of persons under the 1996 Long Term Plan if the plan is adopted. Except for Mr. Hale, such determinations are subject to the discretion of the Committee. The minimum level of Mr. Hale's awards are dictated by his employment agreement. See "Compensation Committee Interlocks and Insider Participation -- Employment Contract and Termination of Employment Arrangements and Change in Control Provisions" on page 31. However, the benefits and amounts that were paid or allocated under the Original Long-Term Plan with respect to 1995 and prior years are described in the Summary Compensation Table, Option/SAR Grants Table and Option/SAR Exercises, Year-End Value Table and Long-Term Incentive Plan Awards Table on pages 27-29 of this proxy statement.

    1996 AWARDS. Subject to shareholder approval, the Committee in February 1996 awarded performance units to the following individuals and groups described on page 7 that are presently employees of the Company: Roger W. Hale, units; John R. McCall, units; Michael L. McInnis, units; Victor A. Staffieri,
    units; Stephen R. Wood,     units; all  executive officers as a group,
units;  and  all employees  (excluding executive  officers),        units. These
performance units were granted for the Performance Period commencing January 1, 1996, and ending December 31, 1998. The Committee also decided to grant NQSOs to purchase the following number of shares of Common Stock to the individuals and groups described on page 7 who are currently employees of the Company: Roger W. Hale, shares; John R. McCall, shares; Michael L. McInnis, shares;
Victor A. Staffieri,       shares; Stephen R. Wood,       shares; all  executive
officers  as  a  group,        shares;  and all  employees  (excluding executive
officers),     shares. The NQSOs will become exercisable one year from the  date
of grant at a purchase price of $    per share.

    VOTE REQUIRED. The affirmative vote of a majority of the votes entitled to be cast by the holders of the Company's Common Stock present or represented at the Annual Meeting and entitled to vote thereon is required to approve the 1996 Long-Term Plan with respect to Section 162(m) of the Code and with respect to the amendment to increase the number of shares authorized for issuance under the plan. Abstentions from voting on this matter are treated as votes against, while broker nonvotes are treated as shares not voted. Such vote will also satisfy the shareholder approval requirements of Section 422 of the Code with respect to the grant of ISOs and Rule 16b-3 under the Securities Exchange Act.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDED AND RESTATED OMNIBUS LONG-TERM INCENTIVE PLAN.

PROPOSAL NO. 4

                   PROPOSAL TO APPROVE THE LG&E ENERGY CORP.
                           SHORT-TERM INCENTIVE PLAN

    Shareholders are being asked to approve the LG&E Energy Corp. Short-Term Incentive Plan (the "Short-Term Plan"). The Board of Directors of LG&E Energy Corp. unanimously adopted the Short-Term Plan on December 6, 1995, and the Board of Directors of LG&E unanimously canceled the Louisville Gas and Electric Company Short-Term Incentive Plan on that same date, subject to the payout of short-term awards to plan participants in February 1996 based upon the 1995 plan year.

    Set forth below is a summary of certain important features of the Short-Term Plan, which summary is qualified in its entirety by reference to the actual plan attached as Exhibit B to this proxy statement. All capitalized terms which are not defined herein are defined in the Short-Term Plan.

    BACKGROUND. The LG&E Short-Term Incentive Plan was adopted by the Board of Directors of LG&E effective January 1, 1990. In December 1995, the Board of Directors of LG&E canceled its Short-Term Incentive Plan, subject to the payout of short-term awards to plan participants in February 1996 based upon the 1995 plan year. Simultaneous with such cancellation, the Board of Directors of LG&E Energy unanimously approved the LG&E Energy Corp. Short-Term Incentive Plan, effective January 1, 1996.

    PURPOSE. The purpose of the Short-Term Plan is to provide key employees of the Company and its Subsidiaries with a meaningful annual incentive opportunity geared toward the achievement of specific corporate, business unit, line of business, and/or individual goals. The Short-Term Plan provides for the grant of Company Performance Awards and Individual Performance Awards.

    The Short-Term Plan is designed to take into account Section 162(m) of the Code, which generally denies a corporate tax deduction for annual compensation exceeding $1,000,000 paid to the chief executive officer and the four other most highly compensated officers of a public company ("Covered Employee"). Certain types of compensation, including performance-based compensation, are generally excluded from this deduction limit. In an effort to ensure that certain compensation payable under the plan will qualify as performance-based compensation, the Short-Term Plan is being submitted to shareholders for approval at the Annual Meeting. By approving the Short-Term Plan, the shareholders will be approving, among other things, the performance measures, eligibility requirements and limits on annual incentive awards contained therein relating to the Company Performance Awards.

    As stated above, the Short-Term Plan also provides for the establishment and payment of Individual Performance Awards. Individual Performance Awards payable under the Short-Term Plan will not qualify as "performance-based compensation" under Section 162(m) of the Code, and thus, will count toward the annual $1,000,000 deduction limit. The Company will continue to pay at least a portion of its executive compensation based on individual performance of key employees. If the shareholders approve the Amended and Restated Omnibus Long-Term Incentive Plan and the Short-Term Incentive Plan, the Committee believes that all compensation paid to executives will continue to be deductible by the Company, and the payment of the Individual Performance Awards will not affect the deductibility of such executive compensation in the foreseeable future.

    ADMINISTRATION. The Short-Term Plan will be administered by a committee of three or more persons appointed by the Board of Directors (the "Committee"). To the extent required to comply with Section 162(m) of the Code, each such member will qualify as an "outside director" for purposes of Section 162(m) of the Code. Among other things, the Committee will have the authority to select officers and employees to whom awards may be granted and to determine the terms and conditions of any such awards. The Committee will also have the authority to construe and interpret the plan, and establish, amend or waive rules and regulations for its administration. However, the Committee shall have no authority to adjust upward any amounts payable to a Covered Employee with respect to a particular award or to take any action to the extent that such action or the Committee's ability to take such action would cause any award to any Covered Employee to fail to qualify as "performance-based compensation" under Section 162(m) of the Code. All decisions made by the Committee will be final and binding.

    ELIGIBILITY. Officers and salaried employees of the Company and its Subsidiaries who, in the opinion of the Chief Executive Officer, can contribute significantly to the growth and profitability of the Company and its Subsidiaries are eligible to be selected by the Committee to be granted awards under the Short-Term Plan. Specific criteria for participation shall be established by the Committee prior to the beginning of each incentive period (generally a calendar year), and selected employees will be notified in writing of their selection, and of their performance goals and related Company Performance Awards and Individual Performance Awards, as soon as practicable. Under certain circumstances, individuals who become eligible after an incentive period has commenced may participate in the plan. The Committee may withdraw its approval for participation in the plan with respect to an incentive period at any time during such period (except where a change in control occurs during an incentive period), and the employee will not be entitled to the payment of any Award for such incentive period. No participant or other employee shall have the right to participate in the Short-Term Plan for any incentive period, despite having been selected in a previous incentive period. No right or interest of any participant in the Short-Term Plan may be assigned, transferred, pledged or encumbered.

    DESCRIPTION OF AWARDS

    COMPANY PERFORMANCE AWARDS. The Short-Term Plan permits the award of Company Performance Awards (expressed as a percentage of base salary), which are established independent of the Individual Performance Awards discussed below. On or before the 90th day of each incentive period and in any event before 25% or more of the incentive period has elapsed, the Committee shall establish for each participant the Company Performance Award and specific objective performance goals for the incentive period, which will be based on one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and maintenance cost management, and energy production availability performance measures ("Company Performance Goals"). At the time Company Performance Awards are established, the Committee will specify the manner in which the Company Performance Goal(s) will be calculated. In so doing, the Committee may exclude the impact of certain specified events from the calculation of the Company Performance Goal(s). For example, if a Company Performance Goal was earnings per share, the Committee could, at the time the Company Performance Goal is established, specify that earnings per share are to be calculated without regard to any subsequent change in accounting standards required by the Financial Accounting Standards Board. Company Performance Goals may also be based on the attainment of specified performance levels of the
Company relative to other corporations. Upon establishing the Company Performance Awards, the Committee will establish a minimum level of achievement of the Company Performance Goals that must be met in order to receive any portion of such award.

    The level of achievement of the Company Performance Goals at the end of the incentive period will determine the amount of each participant's Company
Performance Award that such participant will receive (the "Earned Company Award"), which may exceed 100% of the participant's Company Performance Award. If the minimum level of achievement of Company Performance Goals for an incentive period is not met, no payment of an Earned Company Award will be made to the particular participant during the incentive period. To the extent that minimum achievement levels are met or surpassed, and upon certification by the Committee that the Company Performance Goals have been satisfied and that any other material terms and conditions of the Company Performance Awards are met, payment of an Earned Company Award will be made to the participant for that incentive period. The payment of all Earned Company Awards is subject to reduction by the Committee, in its sole discretion. However, the Committee will have no additional discretion to modify the terms of Company Performance Awards. The maximum amount payable to a participant during any fiscal year will not exceed $1,000,000.

    INDIVIDUAL PERFORMANCE AWARDS. The Short-Term Plan permits the award of Individual Performance Awards (expressed as a percentage of base salary), which are established independent of the Company Performance Awards discussed above. At the beginning of each incentive period, the Chief Executive Officer will establish individual performance goals for each plan participant; provided that the Committee will establish the performance goals for the Chief Executive Officer. The level of achievement of the individual performance goals at the end of the incentive period will determine the amount of each participant's Individual Performance Award that such participant will receive (the "Earned Individual Award"), which may range from 0% to 175% of the participant's Individual Performance Award. The payment of all Earned Individual Awards is subject to approval by the Committee, and will in no way be contingent upon the attainment of, or the failure to attain, the Company Performance Goals for the Company Performance Awards granted to participants.

    Because the individual performance goals described above are not objective in nature, the award of Individual Performance Awards and the payout of Earned Individual Awards do not qualify as "performance-based compensation" as defined in Section 162(m) of the Code. Thus, the Earned Individual Award payouts will count toward the $1 million cap on the deductibility of executive compensation paid by the Company. However, the Committee desires to retain the ability to evaluate key employees on a subjective basis in order to promote effective management of the Company.

    TERMINATION OF EMPLOYMENT. In the event of termination due to death, total and permanent disability or retirement, any Earned Awards (Earned Individual Awards and/or Earned Company Awards) will be prorated to reflect participation prior to termination. In the event of termination for any other reason, all of a participant's rights to an Earned Award for the incentive period then in progress will be forfeited; provided that the Committee may, in its discretion, pay a prorated award for the portion of the incentive period that the participant was employed.

    CHANGE IN CONTROL. If any participant is terminated for any reason other than for Cause, within 24 months after a Change in Control of the Company or its Subsidiaries, all awards previously deferred (with earnings) will be paid to the participant; along with a Company Performance Award and Individual Performance Award established for the participant for the incentive period in progress at the time of termination, which is prorated for the portion of the incentive period the participant is employed.

    AMENDMENT AND DISCONTINUANCE. The Board of Directors of the Company has absolute discretion to modify or amend the Short-Term Plan in whole or in part, or suspend or terminate the plan entirely. However, no such modification, amendment, suspension or termination after an incentive period may, without the consent of the participant, reduce the participant's right to a payment or distribution to which the participant is entitled for such incentive period.

    NEW PLAN BENEFITS. Although the Committee has awarded Company Performance Awards and Individual Performance Awards to certain individuals (see 1996 Awards, below), it cannot be determined at this time what benefits or amounts, if any, will be allocated to or received by any persons or group of persons under the Short-Term Plan if the plan is adopted. Such determinations as to allocations (except with respect to Mr. Hale) are at the discretion of the Committee and as to receipt of payouts is dependent upon future performance. The minimum levels of awards to Mr. Hale are dictated by his employment agreement. However, the benefits and amounts payable under the LG&E short-term plan for 1995 and prior years are set forth in the bonus column of the Summary Compensation Table on page 27 of this proxy statement.

    1996 AWARDS. Subject to shareholder approval, the Committee in February 1996 awarded Company Performance Awards and Individual Performance Awards to the following individuals and group described on page 7 that are presently employees of the Company: Roger W. Hale in an aggregate amount equal to % of base salary; John R. McCall in an aggregate amount equal to % of base salary; Michael L. McInnis in an aggregate amount equal to % of base salary; Victor A. Staffieri in an aggregate amount equal to % of base salary; Stephen R. Wood in an aggregate amount equal to % of base salary; and other selected executive officers. These awards were granted for the incentive period commencing January 1, 1996, and ending December 31, 1996, and their payout is dependent upon individual and company performance. In the event that the Short-Term Plan is not approved by the shareholders at the Annual Meeting, these awards and the Short-Term Plan will be canceled and the Board of Directors will consider what other actions, if any, will be necessary to effectuate the Company's executive compensation program.

    VOTE REQUIRED. The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for the approval of the adoption of the Short-Term Plan with respect to Section 162 of the Code. Abstentions from voting on this matter are treated as votes against, while broker nonvotes are treated as shares not voted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE SHORT-TERM INCENTIVE PLAN.

PROPOSAL NO. 5

           PROPOSAL TO APPROVE AN AMENDMENT TO THE LG&E ENERGY CORP.
 EMPLOYEE COMMON STOCK PURCHASE PLAN TO AUTHORIZE THE ISSUANCE OF AN ADDITIONAL
                   500,000 SHARES OF COMMON STOCK THEREUNDER

    Shareholders are being asked to approve an amendment to the Company's Employee Common Stock Purchase Plan (the "Employee Stock Plan") to approve the issuance of an additional 500,000 shares of the Company's Common Stock under the Employee Stock Plan. The Board of Directors of the Company unanimously approved this amendment to the Employee Stock Plan on December 6, 1995. The Employee Stock Plan permits eligible employees to purchase Common Stock of the Company through payroll deductions at a discount from market value.

    The Employee Stock Plan was initially approved by the shareholders of LG&E in 1967. In 1980, the shareholders of LG&E approved amendments to the Employee Stock Plan that authorized the issuance of an additional 300,000 shares of Common Stock pursuant to the plan. In May 1987, the shareholders of LG&E approved amendments to the Employee Stock Plan that authorized the issuance of another 300,000 shares of Common Stock pursuant to the plan. At February 15,
1996,         shares remained reserved  for issuance pursuant  to the plan.  The
Company estimates that the remaining shares will be issued pursuant to the plan within the next 12 months.

    On December 6, 1995, the Board of Directors approved two additional amendments to the Employee Stock Plan to extend the term of the plan from September 15, 1996, to September 15, 2001, and to change the sponsor of the Employee Stock Plan from LG&E to LG&E Energy. There have been no material amendments to the Employee Stock Plan since 1987.

    The Board of Directors believes that the Employee Stock Plan has been useful in increasing employee ownership of the Company's Common Stock, thereby increasing employee interest in the operating results of the Company. In addition, the Board believes that the Employee Stock Plan also has enhanced the Company's ability to retain and motivate its employees. For these reasons, the Board of Directors has adopted, subject to shareholder approval, a proposal to increase by 500,000 the number of authorized shares to be sold pursuant to the plan. If the shareholders do not approve this proposal, the Employee Stock Plan will be discontinued following the issuance of the remaining shares of Common Stock authorized in 1987 for sale pursuant to the plan.

    Any shareholder desiring a copy of the Employee Stock Plan may obtain one by writing John R. McCall, Secretary, LG&E Energy Corp., 220 West Main Street, Louisville, Kentucky 40202. The following description of the Employee Stock Plan is qualified in its entirety by reference to the text of the plan.

DESCRIPTION OF THE EMPLOYEE STOCK PLAN

    ELIGIBILITY. All full-time regular employees, including officers, of the Company, or of any corporation or business organization whose employees are authorized by LG&E Energy's Board of Directors to participate in the Employee
Stock Plan (a "Participating Corporation"), who have been employed by a Participating Corporation for at least a year may participate in the Employee Stock Plan. Of the employees of the Company eligible to participate in the Employee Stock Plan at February 15, 1996, approximately were participating. Directors of the Company are not eligible unless they are employees of the Company.

    COMMON STOCK PURCHASES. The Employee Stock Plan permits participating employees to purchase Common Stock of the Company through payroll deductions. Payroll deductions are made and accumulated under the plan and Common Stock is purchased twice each year, at the close of the six-month periods ending March 15 and September 15. The price to the employee for each share of Common Stock is 90% of market value on the first day of each payroll deduction period (March 16 and September 16) or the date of purchase for such period (September 15 and March 15), whichever price is lower, but in no event less than 85% of the market value on the date of purchase (the "Purchase Date"). Any eligible employee who was eligible to participate in the Employee Stock Plan at the beginning of a payroll deduction period may enter the plan at any time, and he may withdraw from the plan at any time during such period.

    NUMBER OF SHARES. If the proposal to increase the number of shares of Common Stock to be issued under the Employee Stock Plan is approved by shareholders, the Plan will provide for the issuance by the Company of a maximum of 500,000 additional shares of Common Stock (subject to proportional adjustment to reflect stock dividends, stock splits and similar changes) plus the shares of its Common Stock that were previously authorized but not issued at February 15, 1996.

    TERM, AMENDMENT AND TERMINATION. The Employee Stock Plan will continue in effect through September 15, 2001. However, shareholders should recognize that the Board of Directors at any time may terminate the plan or may extend the plan without shareholder approval. The Board may also amend the Employee Stock Plan, except that the Board may not reduce the price per share to less than 90% of the market value per share determined in the manner previously described and except that shareholder approval is required to change the designation of corporations whose employees may participate in the plan (other than those of any subsidiary of the Company which is wholly-owned, directly or indirectly) or to increase the aggregate number of shares which may be issued under the plan.

    TAX CONSEQUENCES. The Employee Stock Plan is qualified as an "employee stock purchase plan" under the federal income tax laws. Taxable income (federal or Commonwealth of Kentucky) will not be realized at the time of purchase by the employee. However, under the present law, the employee may realize taxable income at the time such employee disposes of shares of Common Stock purchased under the Plan. If such employee disposes of such shares after holding them for at least two years from the Purchase Date or dies owning the stock: (a) the lesser of (i) the excess of the fair market value of the stock on the Purchase Date over the purchase price or (ii) the excess of the fair market value at the time of the disposition or death over the purchase price is taxable as ordinary income; (b) further gain is taxable as a capital gain; and (c) loss, if any, is treated as a capital loss. If he disposes of the stock having held it for less than two years: (a) the excess of fair market value of the stock on the Purchase Date over the purchase price is taxable as ordinary income, and (b) any gain or loss using a basis of the fair market value of the stock on the Purchase Date is treated as a capital gain or loss.

    If an employee disposes of stock purchased under the Employee Stock Plan which he has held for less than two years from the Purchase Date, the Company will be entitled to a deduction from income, for income tax purposes, of the same amount as that for which the employee is taxed as ordinary income.

    VOTE REQUIRED. The affirmative vote of a majority of the shares of Common Stock entitled to vote and present in person or by proxy at the Annual Meeting is required for the approval of the amendment to the Employee Stock Plan to reserve an additional 500,000 shares of Common Stock for issuance under the plan. Abstentions from voting on this matter are treated as votes against, while broker nonvotes are treated as shares not voted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE AMENDMENT TO THE EMPLOYEE COMMON STOCK PURCHASE PLAN.

PROPOSAL NO. 6

                   APPROVAL OF INDEPENDENT AUDITORS FOR 1996

    Based upon the recommendation of the Audit Committee, the Board of Directors, subject to ratification by shareholders, has selected Arthur Andersen LLP as independent auditors to audit the accounts of LG&E Energy and LG&E for the fiscal year ending December 31, 1996. Arthur Andersen has audited the accounts of LG&E Energy since its organization in 1990, and has audited the accounts of LG&E for many years. The shareholders previously approved the employment of the firm at the Annual Meeting on April 25, 1995.

    Representatives of Arthur Andersen LLP will be present at the Annual Meeting. Such representatives will be given the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.

    The affirmative vote of a majority of shares of LG&E Energy Common Stock represented at the Annual Meeting is required for the approval of the independent auditor. Abstentions from voting on any such matter are treated as votes against, while broker nonvotes are treated as shares not voted.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE APPROVAL OF THE APPOINTMENT OF THE INDEPENDENT AUDITORS.

                      REPORT OF THE COMPENSATION COMMITTEE
                           ON EXECUTIVE COMPENSATION

    The Compensation Committee of the Board of Directors, which is comprised wholly of non-employee directors, makes all decisions regarding the compensation of LG&E Energy's executive officers, including the setting of base pay and the administration of the long-term and short-term incentive plans. The executive compensation program was developed and implemented after consultation with a highly respected independent executive compensation consultant. That consultant has concluded that the structure of the executive compensation program and the target awards and opportunities provided to executives are consistent with the compensation and pay programs of comparable companies, including utilities and utility holding companies nationwide. The Compensation Committee and the Board of Directors have continued access to this compensation consultant and other compensation consultants as desired, and are provided with independent compensation data for their review. Set forth below is a report submitted by the members of the Compensation Committee addressing LG&E Energy's compensation policies for 1995 which affect the executive officers of LG&E Energy, including the executive officers named in the following tables.

COMPENSATION PHILOSOPHY

    This report reflects LG&E Energy's compensation philosophy as set by the Compensation Committee and the Board of Directors, and as reflected in the salaries and awards paid to the executive officers of LG&E Energy and its subsidiaries during 1995. There are three major components of LG&E Energy's executive compensation program: (1) base salary; (2) short-term or annual incentives; and (3) long-term incentives. LG&E Energy developed its executive compensation program to focus on both short-term and long-term business objectives which are designed to enhance overall shareholder value. The short-term and long-term incentives are premised on the belief that the interests of executives should be closely aligned with those of LG&E Energy's shareholders. Based on this philosophy, these two portions of each executive's total compensation package are placed at risk and are linked to the accomplishment of specific results that are designed to benefit LG&E Energy's shareholders in both the short-term and long-term. Under this pay-for-performance approach, a highly competitive level of compensation can be earned in years of strong performance; conversely, in years of below-average performance, compensation may decline below competitive benchmarks.

    The executive compensation program also recognizes that LG&E Energy's compensation practices must be competitive with utilities, utility holding companies, and other industries to ensure that a stable and successful management team can be recruited and retained. The Compensation Committee believes that the Company's most direct competitors for executive talent are not limited to the companies that would be included in the utility industry index against which shareholder returns may be compared. For this reason, the compensation peer group is not the same as the utility industry index in the Comparison of Five-Year Total Return graph included on page 26 of this Proxy Statement.

    In order to establish competitive compensation levels for all executive positions for 1995, the Compensation Committee established salaries and short-term incentive levels based upon compensation data from three utility and three all-industry surveys (the "Survey Group"), the latter of which primarily consists of non-utility businesses with annual revenues of $0.5 billion to $2.5 billion. Long-term incentive levels, however, were established by the Compensation Committee based upon compensation data from a survey of utilities and utility holding companies (the "Long-Term Survey Group") compiled by a national compensation consulting firm. In 1995, there were 61 utilities and utility holding companies in the Long-Term Survey Group. The Compensation Committee utilized the Long-Term Survey Group for purposes of establishing long-term incentive levels because the long-term financial performance goals of the Company could be measured more effectively against the utilities in the Long-Term Survey Group, rather than the Survey Group. Additionally, the Compensation Committee established a target salary (the "Position Rate") for each executive for 1995 at approximately the 65th percentile of the range for executives in similar positions with companies in the Survey Group. Salaries, short-term and long-term incentives for 1995 were based on this Position Rate as described below.

    The 1995 compensation information set forth in other sections of this proxy statement, particularly with respect to the tabular information presented, reflects the considerations set forth in this report. The Base Salary, Short-Term Incentives, and Long-Term Incentives sections that follow address the compensation philosophy for 1995 for all executive officers except for Mr. Roger
W. Hale. Mr. Hale's compensation is determined in accordance with the terms of his Employment Agreement (see Chief Executive Officer Compensation on page 24 of this proxy statement for a description of his 1995 compensation).

BASE SALARY

    The base salaries for LG&E Energy executive officers for 1995 were designed to be competitive with the Survey Group. The Position Rate represented the maximum base salary that an executive officer could receive and, as stated above, approximated the salary at the 65th percentile of the range for executives in similar positions with companies in the Survey Group. Actual base salaries were determined based on individual performance and experience.

SHORT-TERM INCENTIVES

    The short-term incentives for 1995 provided direct financial compensation to executives and rewarded them for meeting performance measures which were established at the beginning of the 1995 performance year. The performance goals were set with consideration for economic and business factors known to Company management and the Compensation Committee at the time the goals were established. The factors included external competition, inflation, financial and market data and trends, as well as certain standards of excellence consistent with core company values. In 1995, short-term incentive payments for executive officers were based from 50% to 75% on Net Income Available for Common Stock
(NIAC), 25% on Management Effectiveness, and from 10% to 25% on Customer Satisfaction. The percentages varied within the executive officer group based upon the nature of each individual's functional responsibilities, with more senior officers having a greater percentage of their short-term incentives based on NIAC. This component of the 1995 executive compensation program focused executives on the tasks most immediately at hand and were based upon priorities which were tailored for the 1995 performance year.

    In 1995, the short-term incentive targets (the "targeted amounts") ranged from 26% to 44% of Position Rate for each executive officer and approached the 65th percentile of the level of such awards granted to comparable executives employed by companies in the Survey Group. The individual officers were entitled to receive from 0% to 150% of their targeted amounts, dependent upon Company and individual performance during 1995 as measured by NIAC, Management Effectiveness and Customer Satisfaction. Based on such performances, payouts of the short-term awards for 1995 ranged from % to % of each executive officer's targeted amount.

LONG-TERM INCENTIVES

    On June 11, 1990, the shareholders of LG&E Energy approved the Omnibus Long-Term Incentive Plan (the "Long-Term Plan"). The Long-Term Plan is administered by a committee of not less than three directors of LG&E Energy who are appointed by the Board of Directors. At this time, the Compensation Committee administers the Long-Term Plan. The Long-Term Plan provides for the grant of any or all of the following types of awards: stock options, stock appreciation rights, restricted stock, performance units and performance shares. To date, the Compensation Committee has chosen to award stock options, stock appreciation rights and performance units to executive officers.

    The Compensation Committee established an aggregate amount of long-term incentives by grouping the executives into four categories, based on job description and content. The Compensation Committee set within each group the percentage of an individual's Position Rate to be paid in options and the amount to be paid in performance units. The aggregate value of the stock options and performance units (expressed as a percentage of Position Rate) was intended to approach the amount of long-term incentives (expressed as a percentage of salary) payable to executives in similar positions with utilities and utility holding companies in the 65th percentile of the Long-Term Survey Group, depending upon achievement of targeted Company performance.

    Stock options were granted to executive officers during the first quarter of 1995 at an exercise price equal to the fair market value at the date of the grant and were subject to a one-year vesting requirement. Since options were granted with an exercise price equal to the market value of the Common Stock at the time of grant, they provide no value unless the Company's stock price increases after the grants are awarded. Once the options vest, they are exercisable over a nine-year term. These awards are thus tied to stock price appreciation in excess of the stock's value at time of grant, rewarding executives as if they shared in the ownership of LG&E Energy. The number of shares subject to options was determined by taking the percentage of the executive's Position Rate to be paid in options, as determined above, and dividing that amount by the fair market value of LG&E Energy Common Stock on the date of the grant. Prior awards were not considered when making new grants.

    The number of performance units granted was determined by taking the amount of the executive's Position Rate to be paid in performance units, as determined above, and dividing that amount by the fair market value of LG&E Energy Common Stock on the date of the grant. The value of the performance units is substantially dependent upon the changing value of LG&E Energy's Common Stock in the marketplace. Each executive officer is entitled to receive from 0% to 150% of the performance units contingently awarded to the executive based on the
Company's:

    (1) total shareholder return over a three-year period (defined as share price increase plus dividends paid, divided by share price at beginning of the period) measured against the total shareholder return for such period by a peer group selected by the Committee; and

    (2) return on invested capital ("ROIC") over a three-year period measured against a pre-established, internally set goal.

    For performance units granted prior to 1995, the peer group for measuring the Company's total shareholder return consists of the utility holding companies and gas and electric utilities in the Salomon Brothers Electric Utility Index (the "Salomon Utility Index") at the time the Long-Term Plan was established in 1990. For performance units granted in 1995 for the three-year performance period ending December 31, 1997, the Compensation Committee approved a change in the peer group to the Edison Electric Institute 100 Index (the "EEI Index"). While the companies in the EEI Index and Salomon Utility Index are substantially the same, the Committee believes that the EEI Index represents a more appropriate peer group for compensation due to industry recognition of the EEI Index.(1)

    Payouts of long-term incentive awards in February 1996 were based on Company performance during the 1993-1995 period. During such period, LG&E Energy substantially  exceeded the target  level for Total  Shareholder Return, and was
slightly          target  in its ROIC performance. Performance was at the     th
percentile of its comparison group with respect to Total Shareholder Return, and at % of targeted ROIC performance, resulting in payouts of % of the contingent awards. The performance units are payable 50% in LG&E Energy Common Stock and 50% in cash.

------------------------
(1)While similar, the utilities and holding companies that were in the Salomon Utility Index in 1990 and that are in the EEI Index are not necessarily the same as those in the Standard & Poor's Utility Index used in the Company Performance Graph on page 26 of the proxy statement. Nevertheless, in the judgment of the Compensation Committee, the companies in the Salomon Utility Index and EEI Index continue to represent appropriate peer groups for compensation purposes for the periods in which such indices are being used.

CHIEF EXECUTIVE OFFICER COMPENSATION

    The compensation of the Chief Executive Officer of LG&E Energy, Mr. Roger W. Hale, is governed by the terms of an employment agreement. Mr. Hale originally entered into an employment agreement with LG&E in April 1989. That agreement was developed to induce him to move to LG&E from another company, and was updated by Board action in 1990. The term of Mr. Hale's original employment agreement was to expire by its terms on December 31, 1994.

    In recognition of Mr. Hale's continued importance to the performance of LG&E Energy and his significant contributions to LG&E Energy, including particularly his leadership role in transforming LG&E, a local utility company, into LG&E Energy, a national (and, increasingly, international) diversified energy services company, the Compensation Committee in late 1993 negotiated with Mr. Hale to retain his services beyond the term of his original agreement. Consequently, Mr. Hale entered into a new employment agreement with LG&E Energy, effective in November 1993. The term of this new agreement (the "Agreement") extends through December 31, 1998. The Agreement provides for an increase in Mr. Hale's minimum base salary, and provides that Mr. Hale may elect to retire and commence payment of his retirement benefits on or after age 50 (see page 31 of this proxy statement).

    The Agreement dictates the level of Mr. Hale's minimum compensation, but the Compensation Committee retains discretion to increase such compensation. For 1995, the Compensation Committee compared Mr. Hale's compensation to that of chief executive officers of companies contained in the Survey Group, as well as approximately 20 electric and gas utilities and utility holding companies, with comparable revenues, market capitalization and asset size. In setting long-term awards, the Company also considered survey data from various compensation consulting firms. Details of Mr. Hale's 1995 compensation are set forth below.

    BASE SALARY. Mr. Hale was paid a base salary of $436,500 during 1995. The Agreement provides that his salary shall not be less than his 1993 salary of $385,000 and is to be reviewed as of each January 1 by the Compensation Committee. The Compensation Committee, in determining the annual salary increase for 1995, focused on Mr. Hale's individual performance (including his management effectiveness, as described below) and the level of increases provided to other LG&E Energy and LG&E employees. The 1995 increase was 6.3%.

    SHORT-TERM INCENTIVE. Mr. Hale's target short-term incentive award was 50% of base salary, as dictated by the Agreement. Like all other executive officers receiving short-term incentive awards, Mr. Hale was eligible to receive from 0 to 150% of the targeted amount, based on Company performance and individual performance. His 1995 short-term incentive payout was based 75% on corporate NIAC performance, and 25% on Management Effectiveness.

        The resulting payout for 1995 performance was % of base salary. The Compensation Committee considered Mr. Hale's management effectiveness in several areas in determining the final 1995 award. These included the increased profitability of LG&E Energy and LG&E, profitability of other LG&E Energy subsidiaries, customer satisfaction rating, and other measures.

    LONG-TERM INCENTIVE GRANT. In 1995, Mr. Hale received 6,646 options and 11,076 performance units for the 1995-1997 performance period. These amounts were determined in accordance with the terms of his Agreement, which provides that his long-term incentive awards shall include target awards of performance units with a value not less than 100% of base salary, and stock options with a market value at grant of not less than 45% of base salary. The terms of the options and performance units (including the manner in which performance units are earned) for Mr. Hale are the same as for other executive officers, as described under the heading "Long-Term Incentives."

    LONG-TERM INCENTIVE PAYOUT. In the 1993-1995 period, LG&E Energy exceeded the target for Total Shareholder Return, but was somewhat below target in its ROIC performance. Performance was at the % percentile of its comparison group in Total Shareholder Return, and at

       % of targeted ROIC performance. That resulted in a payout equal to % of the approved target. In addition, the market value per share of LG&E Energy Common Stock increased from $36.04 at grant to $42.25 during the performance period. This further increased the value of the payout of the performance units originally awarded to Mr. Hale in 1993.

    OTHER BENEFITS. Mr. Hale receives LG&E Energy contributions to thrift and savings plans, similar to those of other employees.

TAX MATTERS

    Section 162(m) of the Code was enacted in 1993 and generally prohibits the Company from deducting executive compensation in excess of $1,000,000. Qualifying "performance based compensation" is not subject to this deduction limitation if certain requirements are satisfied. As a result of transition rules adopted by the Internal Revenue Service, the new law did not impact the Company's executive compensation practices in 1995. It is the Compensation Committee's intent to preserve the deductibility of executive compensation to the extent reasonably practicable and to the extent consistent with its other compensation objectives. For this reason and the reasons discussed in Proposal No. 3 and Proposal No. 4 herein, the Compensation Committee determined that the Company should modify its long-term and short-term incentive plans beginning in 1996 so that certain compensation payable thereunder would qualify for the "performance based compensation" exception to the $1,000,000 deduction limit, thereby ensuring that such compensation will continue to be deductible by the Company.

    Accordingly, the Board of Directors of the Company has amended and restated, effective January 1, 1996, its current long-term incentive plan and adopted, effective January 1, 1996, a new short-term incentive plan, in each case subject to shareholder approval at this Annual Meeting. These plans are discussed in more detail in Proposal No. 3 and Proposal No. 4, respectively, on pages 9 to 18 herein. Although not all of the compensation paid to executive officers under these two plans will constitute "performance based compensation," the Compensation Committee anticipates that, if the shareholders approve the two plans, all compensation paid to executive officers in 1996 will continue to be deductible under the Code.

CONCLUSION

    The Compensation Committee believes that the Company's executive compensation system served the interests of the Company and its shareholders effectively during 1995. The Compensation Committee takes very seriously its responsibilities with respect to the Company's executive compensation system, and it will continue to monitor and revise the compensation policies as necessary to ensure that the Company's compensation system continues to meet the needs of the Company and its shareholders. In this regard, the Compensation Committee and the Board of Directors in 1995 retained a highly respected independent executive compensation consultant to review the Company's compensation program for future years. That consultant made several recommendations, and the Compensation Committee and the Board of Directors
approved the necessary steps for the Company to revise its executive compensation program beginning in 1996 to remain competitive and to retain the deductibility of the Company's executive compensation for federal income tax purposes, subject to shareholder approval as further described in Proposal No. 3 and Proposal No. 4, on pages 9 to 18 of this proxy statement.

MEMBERS OF THE COMPENSATION COMMITTEE

William C. Ballard, Jr., Chairman
S. Gordon Dabney
Gene P. Gardner
J. David Grissom
Anne H. McNamara
T. Ballard Morton, Jr.

                              COMPANY PERFORMANCE

    The following graph reflects a comparison of the cumulative total return (change in stock price plus reinvested dividends) to shareholders of LG&E Energy Common Stock from December 31, 1990, through December 29, 1995, with the Standard & Poor's 500 Composite Index and the Standard & Poor's Utility Index. The comparisons in this table are required by the Securities and Exchange Commission and, therefore, are not intended to forecast or be indicative of possible future performance of LG&E Energy Common Stock.

                       COMPARISON OF FIVE YEAR CUMULATIVE
                          TOTAL SHAREHOLDER RETURN (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              LG&E ENERGY      S&P 500     S&P UTILITIES
12/31/90                 100         100              100
1991                     127         130              115
1992                     149         140              124
1993                     182         155              142
1994                     175         157              131
1995                     212         215              185

------------------------
(1) Total Shareholder Return assumes $100 invested on December 31, 1990, with quarterly reinvestment of dividends.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

    The following table shows the cash compensation paid or to be paid by LG&E Energy or any of its subsidiaries, as well as certain other compensation paid or accrued for those years, to the Chief Executive Officer and the next four highest compensated executive officers who were serving as such at December 31, 1995, and one former executive officer who would have been one of such four most highly compensated executive officers during 1995 had he not resigned before the end of the year, of LG&E Energy (including certain officers of subsidiaries of LG&E Energy) in all capacities in which they served during 1993, 1994 and 1995:

                           SUMMARY COMPENSATION TABLE

                                                                                                     LONG-TERM
                                                                                                    COMPENSATION
                                                                                                --------------------
                                                                  ANNUAL COMPENSATION             AWARDS
                                                          -----------------------------------   ----------
                                                                                      OTHER     SECURITIES  PAYOUTS
                                                                                     ANNUAL     UNDERLYING  --------   ALL OTHER
                                                                                     COMPEN-     OPTIONS/     LTIP      COMPEN-
                     NAME AND                                SALARY        BONUS     SATION        SARS     PAYOUTS     SATION
                PRINCIPAL POSITION                  YEAR      ($)           ($)        ($)         (#)        ($)         ($)
--------------------------------------------------  ----  ------------    --------  ---------   ----------  --------  -----------
Roger W. Hale                                       1995  $    436,500    $         $14,716        6,646    $           13,901(1)
  Chairman of the Board,                            1994       410,500     266,825   10,822        4,787     506,584    12,819
  President and CEO                                 1993       385,000     261,800    9,387        4,807     604,341    11,417
Victor A. Staffieri                                 1995       230,764                6,215        3,197                 7,149(1)
  President -- Distribution Services                1994       213,000     120,750    4,771       23,000      35,515     2,947
  Division and President -- Louisville Gas          1993       175,000      75,097    3,883        2,087           0     1,462
  and Electric Company
Edward J. Casey, Jr.                                1995       228,234           0    6,280        3,311           0     8,061(1)
  Former Group President --                         1994       235,000     142,945    6,058       28,200      55,504     7,661
  LG&E Energy Services                              1993       193,000     120,566      441        2,553      48,195     6,874
John R. McCall                                      1995       220,000                5,791        2,284                 8,696(1)
  Executive Vice President,                         1994       155,000(2)   48,891    1,961        1,190           0     4,340
  General Counsel and Corporate
  Secretary
Stephen R. Wood                                     1995       212,000                9,084        2,284                 7,484(1)
  Executive Vice President and Chief                1994       197,000     101,007    5,974        2,229      44,957     6,604
  Administrative Officer                            1993       174,000      71,572    5,727        2,087      54,878     4,588
Michael L. McInnis                                  1995       205,948                  367        1,205                14,719(1)
  President -- Power Marketing                      1994       138,000      59,168   43,712(3)       894      15,822     5,716
  Division                                          1993       123,000      52,822   52,609(4)     1,312           0     5,051

------------------------

(1) Includes employer contributions to 401(k) plan, nonqualified thrift plan and employer paid life insurance premiums in 1995 as follows: Mr. Hale $2,970, $5,673 and $5,258, respectively; Mr. Staffieri $1,376, $3,975 and $1,798, respectively; Mr. Casey $2,970, $4,391 and $700, respectively; Mr. McCall $2,970, $1,386 and $4,340, respectively; Mr. McInnis $10,500, $3,140 and
    $1,079, respectively; and Mr. Wood $2,350, $3,848 and $1,286, respectively.

(2) Reported compensation is only for a portion of the year. Mr. McCall joined LG&E Energy on July 1, 1994.

(3) Includes cost of living adjustment of $43,360.

(4) Includes moving expense and cost of living adjustment of $11,767 and $40,480, respectively.

                            OPTION/SAR GRANTS TABLE
                     OPTION/SAR GRANTS IN 1995 FISCAL YEAR

    The following table contains information at December 31, 1995, with respect to grants of stock options and stock appreciation rights (SARs) to the named executive officers:

                                               INDIVIDUAL GRANTS                                          POTENTIAL
                                          ---------------------------                                REALIZABLE VALUE AT
                                           NUMBER OF      PERCENT OF                                    ASSUMED ANNUAL
                                           SECURITIES       TOTAL       EXERCISE                        RATES OF STOCK
                                           UNDERLYING    OPTIONS/SARS   OR BASE                       PRICE APPRECIATION
                                          OPTIONS/SARS    GRANTED TO     PRICE                         FOR OPTION TERM
                                            GRANTED      EMPLOYEES IN     ($/      EXPIRATION   ------------------------------
                  NAME                      (#) (1)      FISCAL YEAR     SHARE)       DATE      0%($)      5%($)      10%($)
----------------------------------------  ------------   ------------   --------   ----------   ------   ---------   ---------
Roger W. Hale                                6,646             11.6%     $   39.41  2/2/2005       0     $ 164,719   $ 417,431
Victor A. Staffieri                          3,197              5.6          39.41  2/2/2005       0        79,237     200,802
Edward J. Casey, Jr.                         3,311              5.8          39.41  2/2/2005       0        82,062     207,962
John R. McCall                               2,284              4.0          39.41  2/2/2005       0        56,608     143,457
Stephen R. Wood                              2,284              4.0          39.41  2/2/2005       0        56,608     143,457
Michael L. McInnis                           1,205              2.1          39.41  2/2/2005       0        29,866      75,685

------------------------
(1) Options are awarded at fair market value at time of grant; unless otherwise indicated, options vest in one year and are exercisable over a ten-year term.

                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
              AGGREGATED OPTION/SAR EXERCISES IN 1995 FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

    The following table sets forth information with respect to the named executive officers concerning the exercise of options and/or SARs during 1995 and the value of unexercised options and SARs held by them as of December 31, 1995:

                                                                                                 NUMBER OF
                                                                                                SECURITIES         VALUE OF
                                                                                                UNDERLYING       UNEXERCISED
                                                                          SHARES                UNEXERCISED      IN-THE-MONEY
                                                                         ACQUIRED              OPTIONS/SARS    OPTIONS/SARS AT
                                                                            ON       VALUE     AT FY-END (#)    FY-END ($)(1)
                                                                         EXERCISE   REALIZED   EXERCISABLE/      EXERCISABLE/
                                 NAME                                      (#)        ($)      UNEXERCISABLE    UNEXERCISABLE
-----------------------------------------------------------------------  --------   --------   -------------   ----------------
Roger W. Hale                                                              0          N/A      14,961/6,646    $110,111/$18,875
Victor A. Staffieri                                                      1,887      $ 20,474   5,087/23,197     23,940/106,479
Edward J. Casey, Jr.                                                     12,971      134,698     0/28,311         0/131,153
John R. McCall                                                             0          N/A       1,190/2,284      7,259/6,487
Stephen R. Wood                                                          1,529        24,391    9,231/2,284      87,322/6,487
Michael L. McInnis                                                         0          N/A       3,785/1,205      32,882/3,422

------------------------
(1) Dollar amounts reflect market value of LG&E Energy Common Stock at year-end, minus the exercise price.

                     LONG-TERM INCENTIVE PLAN AWARDS TABLE
              LONG-TERM INCENTIVE PLAN AWARDS IN 1995 FISCAL YEAR

    The following table provides information concerning awards made in 1995 to the named executive officers under the Long-Term Plan.

                                                               NUMBER     PERFORMANCE
                                                                 OF            OR           ESTIMATED FUTURE PAYOUTS UNDER
                                                               SHARES,    OTHER PERIOD        NON-STOCK PRICE BASED PLANS
                                                              UNITS OR       UNTIL              (NUMBER OF SHARES) (1)
                                                                OTHER      MATURATION    -------------------------------------
                            NAME                               RIGHTS      OR PAYOUT     THRESHOLD(#)   TARGET(#)   MAXIMUM(#)
------------------------------------------------------------  ---------   ------------   ------------   ---------   ----------
Roger W. Hale                                                  11,076       12/31/97        4,984        11,076       16,614
Victor A. Staffieri                                             2,030       12/31/97          914         2,030        3,045
Edward J. Casey, Jr.                                            2,284       12/31/97        1,028         2,284        3,426
John R. McCall                                                  1,142       12/31/97          514         1,142        1,713
Stephen R. Wood                                                 1,142       12/31/97          514         1,142        1,713
Michael L. McInnis                                                482       12/31/97          217           482          723

------------------------
(1) The table indicates the number of performance units which are paid 50% in stock and 50% in cash at maturation.

    Each performance unit awarded represents the right to receive an amount payable 50% in LG&E Energy Common Stock and 50% in cash on the date of payout, the latter portion being payable in cash in order to facilitate the payment of taxes by the recipient. The amount of the payout is determined by the then-fair market value of LG&E Energy Common Stock. The Long-Term Plan rewards executives on a three-year rolling basis dependent upon: (1) the total shareholder return for shareholders and (2) return on capital. The target for award eligibility requires that LG&E Energy shareholders earn a total return at a preset level in comparison to that of the utility holding companies and gas and electric utilities in the EEI Index. The return on capital component of the Long-Term Plan is triggered by the actual return on capital exceeding preset levels of achievement established by the Compensation Committee prior to commencement of the period. The Committee sets a contingent award for each management level selected to participate in the Plan and such amount is the basis upon which incentive compensation is determined. Depending on the level of achievement, the participant can receive from zero to 150% of the contingent award amount.
Payments made under the Long-Term Plan in 1995 are reported in the summary compensation table for the year of payout.

PENSION PLANS

    The following table shows the estimated pension benefits payable to a covered participant at normal retirement age under LG&E Energy's qualified defined benefit pension plans, as well as non-qualified supplemental pension plans that provide benefits that would otherwise be denied participants by reason of certain Internal Revenue Code limitations for qualified plan benefits, based on the remuneration that is covered under the plan and years of service with the Company and its subsidiaries:

                            1995 PENSION PLAN TABLE

                                    YEARS OF SERVICE
                 -------------------------------------------------------
REMUNERATION         15             20             25         30 OR MORE
------------     ----------     ----------     ----------     ----------
  $100,000       $   49,612     $   49,612     $   49,612     $  56,290
  $150,000       $   81,612     $   81,612     $   81,612     $  85,990
  $200,000       $  113,612     $  113,612     $  113,612     $ 113,612
  $250,000       $  145,612     $  145,612     $  145,612     $ 145,612
  $300,000       $  177,612     $  177,612     $  177,612     $ 177,612
  $350,000       $  209,612     $  209,612     $  209,612     $ 209,612
  $400,000       $  241,612     $  241,612     $  241,612     $ 241,612
  $450,000       $  273,612     $  273,612     $  273,612     $ 273,612
  $500,000       $  305,612     $  305,612     $  305,612     $ 305,612
  $550,000       $  337,612     $  337,612     $  337,612     $ 337,612
  $600,000       $  369,612     $  369,612     $  369,612     $ 369,612
  $650,000       $  401,612     $  401,612     $  401,612     $ 401,612
  $700,000       $  433,612     $  433,612     $  433,612     $ 433,612
  $750,000       $  465,612     $  465,612     $  465,612     $ 465,612
  $800,000       $  497,612     $  497,612     $  497,612     $ 497,612

    A participant's remuneration covered by the Retirement Income Plan (the "Retirement Income Plan") is his or her average base salary and short-term incentive payment (as reported in the Summary Compensation Table) for the five calendar plan years during the last ten years of the participant's career for which such average is the highest. The estimated years of service for each named executive employed by the Company at December 31, 1995, is as follows: 29 years for Mr. Hale; 1 year for Mr. McCall; 20 years for Mr. McInnis; 3 years for Mr. Staffieri; and 6 years for Mr. Wood. Benefits shown are computed as a straight life single annuity beginning at age 65.

    Current Federal law prohibits paying benefits under the Retirement Income Plan in excess of $120,000 per year. Officers of LG&E Energy and LG&E with at least one year of service with either company are eligible to participate in LG&E's Supplemental Executive Retirement Plan (the "Supplemental Executive Retirement Plan"), which is an unfunded supplemental plan that is not subject to the $120,000 limit. Presently, participants in the Supplemental Executive Retirement Plan consist of all of the eligible officers of LG&E Energy and LG&E. This plan provides generally for retirement benefits equal to 64% of average current earnings during the final 36 months prior to retirement, reduced by Social Security benefits, by amounts received under the Retirement Income Plan and by benefits from other employers. As part of its employment agreement with Mr. Hale, LG&E established a separate Supplemental Executive Retirement Plan. The special plan generally provides for a retirement benefit for Mr. Hale of 2% for each of his first 20 years of service with LG&E Energy, LG&E or with certain prior employers, 1.5% for each of the next 10 years of service and 1% for each remaining year of service completed prior to age 65, all multiplied by Mr. Hale's final 60 months average compensation, less benefits payable from the Retirement Income Plan, benefits payable from any other qualified or nonqualified plan sponsored by LG&E Energy, LG&E or certain prior employers, and primary Social Security benefits. Under Mr. Hale's employment agreement (see page 24 of this proxy statement), he may elect to commence payment of his retirement benefits at age 50. If he retires prior to age 65, Mr. Hale's benefits will be reduced by factors set forth in the employment agreement.

    The estimated annual benefits to be received under the Retirement Income Plan and the Supplemental Executive Retirement Plans upon normal retirement at age 65 and after deduction of Social Security benefits will be $398,304 for Mr. Hale; $179,796 for Mr. McCall; $160,608 for Mr. McInnis; $210,972 for Mr. Staffieri; and $186,660 for Mr. Wood.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

    Messrs. Ballard, Dabney, Gardner, Grissom and Morton and Mrs. McNamara served as members of the Compensation Committee during 1995. None of the members of the Compensation Committee are or were officers or employees of LG&E Energy or its subsidiaries. Mr. Ballard is of counsel to the law firm of Greenebaum Doll & McDonald, which provides legal services to LG&E Energy from time to time.

EMPLOYMENT CONTRACT AND TERMINATION OF EMPLOYMENT
ARRANGEMENTS AND CHANGE IN CONTROL PROVISIONS

    In November 1993, Mr. Hale entered into a new employment agreement with LG&E Energy superseding the prior agreement. The new agreement was effective upon its execution, and extends through December 31, 1998. Under the new agreement, Mr. Hale is entitled to an annual base salary of not less than $385,000, subject to annual review by the Compensation Committee, and to participate in the Short-Term Plan and the Long-Term Plan. Mr. Hale's arrangement with LG&E Energy provides for a stock option target award of not less than 45% of base salary and a long-term incentive target award of not less than 100% of base salary. LG&E Energy's Board of Directors may terminate the agreement at any time and, if it does so for reasons other than cause, LG&E Energy must pay Mr. Hale's base salary for two years.

    In the event of a change in control, all officers of LG&E Energy shall be entitled to the following payments if, within twenty-four months after such change in control, they are terminated for reasons other than cause or disability, or their employment responsibilities are altered: (i) all accrued compensation; (ii) a severance amount equal to 2.99 times the sum of (a) his or her annual base salary and (b) his or her "target" award pursuant to the Short-Term Plan. However, except for Mr. Hale, in no event is the payment to the executive to equal or exceed an amount which would constitute a nondeductible payment pursuant to Section 280G of the Internal Revenue Code of 1986, as amended (the "Code"), or be subject to an excise tax imposed by Section 4999 of the Code. The executive is entitled to receive such amounts in a lump-sum payment within thirty days of termination. A change in control encompasses certain mergers and acquisitions, changes in Board membership and acquisitions of voting securities of LG&E Energy.

    Also upon a change in control of LG&E Energy, all stock-based awards shall vest 100%, and all performance-based awards, such as performance units and performance shares, shall immediately be paid out in cash, based upon the extent to which the performance goals have been met through the effective date of the change in control or based upon the assumed achievement of such goals, whichever amount is higher.

                             SHAREHOLDER PROPOSALS
                            FOR 1997 ANNUAL MEETING

    Any shareholder may submit a proposal for consideration at the 1997 Annual Meeting. Any shareholder desiring to submit a proposal for inclusion in the proxy statement for consideration at the 1997 Annual Meeting should forward the proposal so that it will be received at LG&E Energy's principal executive offices no later than November 10, 1996. Proposals received by that date that are proper for consideration at the Annual Meeting and otherwise conforming to the rules of the Securities and Exchange Commission will be included in the 1997 proxy statement.

                                 OTHER MATTERS

    At the Annual Meeting, it is intended that the first six items set forth in the accompanying notice and described in this proxy statement will be presented. Should any other matter be properly presented at the Annual Meeting, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment. The Board of Directors knows of no other matters which may be presented at the meeting.

    LG&E Energy will bear the costs of this proxy solicitation. LG&E Energy will provide copies of this proxy statement, the accompanying proxy and the Annual Report to brokers, dealers, banks and voting trustees, and their nominees, for mailing to beneficial owners, and upon request therefor, will reimburse such record holders for their reasonable expenses in forwarding solicitation materials. In addition to using the mails, proxies may be solicited by directors, officers and regular employees of LG&E Energy or its subsidiaries, in person or by telephone. LG&E Energy and LG&E have retained D.F. King & Co., Inc., a firm of professional proxy solicitors, to assist in the solicitations at an estimated fee of $5,000 plus reimbursement of reasonable expenses.

    ANY SHAREHOLDER MAY OBTAIN WITHOUT CHARGE A COPY OF LG&E ENERGY'S ANNUAL REPORT ON FORM 10-K, AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION FOR THE YEAR 1995, BY SUBMITTING A REQUEST IN WRITING TO: JOHN R. MCCALL, SECRETARY, LG&E ENERGY CORP., P.O. BOX 32030, 220 WEST MAIN STREET, LOUISVILLE, KENTUCKY 40232.

                                                                       EXHIBIT A

                               LG&E ENERGY CORP.
                 AMENDED AND RESTATED LONG-TERM INCENTIVE PLAN
                           EFFECTIVE JANUARY 1, 1996
                ARTICLE 1.  ESTABLISHMENT, PURPOSE, AND DURATION

    1.1. ESTABLISHMENT OF THE PLAN. Louisville Gas and Electric Company (hereinafter referred to as "LG&E"), a Kentucky corporation, established, effective January 1, 1990, an incentive compensation plan known as the "Omnibus Long-Term Incentive Plan" (hereinafter referred to as the "Plan"), which permits the grant of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units and Performance Shares. The Plan was originally approved by the Board of Directors of LG&E in 1989, and was ratified by a majority of the shareholders of LG&E on June 11, 1990.

    As part of the restructuring of LG&E pursuant to which LG&E Energy Corp. (hereinafter referred to as the "Company") became the parent holding company of LG&E, and pursuant to the authority granted by the Board of Directors of LG&E and the Board of Directors of the Company, the Plan was amended and restated, effective August 18, 1990, to provide for the issuance under the Plan of common stock of the Company in lieu of common stock of LG&E and to provide for the assumption of the Plan by the Company, which actions were also approved by the shareholders of LG&E as part of their approval of the restructuring.

    The Plan is hereby amended and restated, effective January 1, 1996; provided that the Plan, as amended and restated, shall be approved by the affirmative vote of a majority of the shares of common stock of the Company present or represented and entitled to vote at a meeting of the Company's shareholders. The Plan is being amended and restated, among other things, to extend the term of the Plan, to increase the number of shares of common stock of the Company that may be delivered under the Plan, and to comply with the performance-based compensation exemption under the proposed regulations to Internal Revenue Code
Section 162(m) issued by the Department of Treasury.

    All Awards granted prior to the amendment and restatement of the Plan are hereby ratified and shall remain in full force and effect, subject to possible amendment, adjustment, modification or termination as hereinafter provided.

    1.2. PURPOSE OF THE PLAN. The purpose of the Plan is to promote the success of the Company and its Subsidiaries by providing incentives to Key Employees that will link their personal interests to the long-term financial success of the Company and its Subsidiaries and to growth in shareholder value. The Plan is designed to provide flexibility to the Company and its Subsidiaries in their ability to motivate, attract, and retain the services of Key Employees upon whose judgment, interest, and special effort the successful conduct of their operations is largely dependent.

    1.3. DURATION OF THE PLAN. The Plan commenced on January 1, 1990, as described in Section 1.1 herein. The Plan shall remain in effect, subject to the right of the Board of Directors to terminate the Plan at any time pursuant to
Article 13 herein, until all Shares subject to it shall have been purchased or acquired according to the provisions herein. However, in no event may an Award be granted under the Plan on or after January 1, 2001, which is the fifth (5th) anniversary of the effective date of this amendment and restatement of the Plan.

                    ARTICLE 2.  DEFINITIONS AND CONSTRUCTION

    2.1.   DEFINITIONS.   Whenever used in  the Plan, the  following terms shall
have the meanings set forth below and, when the meaning is intended, the initial letter of the word is capitalized:

    (a) "Award" means, individually or collectively, a grant under this Plan of Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock, Performance Units, or Performance Shares.

    (b) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

    (c) "Board" or "Board of Directors" means the Board of Directors of the Company.

    (d) "Cause" shall mean the occurrence of any one of the following:

        (i) The willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically
           identifies   the  manner  in   which  the  Company   or  any  of  its
           Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

        (ii) the Participant's conviction for committing a felony in connection with the employment relationship; or

        (iii) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the
           Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company or any of its Subsidiaries.

    (e) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

        (i) any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or a corporation owned directly or indirectly by the common shareholders of the Company in substantially the same proportions as their ownership of Stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities; or

        (ii) during any period of two (2) consecutive years (not including any period prior to the Effective Date), individuals who at the beginning of such period constitute the Board and any new director, whose election by the Board or nomination for election by the Company's shareholders, was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

        (iii) the shareholders of the Company approve (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.

        However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group..." for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the voting securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).

    (f) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (g) "Committee" means the committee appointed by the Board to administer the Plan pursuant to Article 3 herein.

    (h) "Company" means LG&E Energy Corp., a Kentucky corporation, or any successor thereto as provided in Article 15 herein.

    (i) "Covered Employee" means any Participant designated prior to the grant of Restricted Stock, Performance Units or Performance Shares by the Committee who is or may be a "covered employee" within the meaning of
       Section 162(m)(3) of the Code in the year in which such Restricted Stock, Performance Units or Performance Shares are taxable to such Participant.

    (j) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

    (k) "Fair Market Value" means the average of the highest price and lowest price at which the Stock was traded on the relevant date, or on the most recent date on which the Stock was traded prior to such date, as reported on the composite tape of the New York Stock Exchange.

    (l) "Incentive Stock Option" or "ISO" means an option to purchase Stock, granted under Article 6 herein, which is designated as an incentive stock option and is intended to meet the requirements of Section 422 of the Code.

    (m) "Key Employee" means an employee of the Company or any of its Subsidiaries, including an employee who is an officer or a director of the Company or any of its Subsidiaries, who, in the opinion of the Committee, can contribute significantly to the growth and profitability of the Company and its Subsidiaries.

        "Key Employee" also may include any other employee, identified by the Committee, in special situations involving extraordinary performance, promotion, retention, or recruitment. The granting of an Award under this Plan shall be deemed a determination by the Committee that such employee is a Key Employee, but shall not create a right to remain a Key Employee.

    (n) "Nonqualified Stock Option" or "NQSO" means an option to purchase Stock, granted under Article 6 herein, which is not intended to be an Incentive Stock Option.

    (o) "Option" means an Incentive Stock Option or a Nonqualified Stock Option.

    (p) "Outside Director" means any director who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the regulations issued thereunder.

    (q) "Participant" means a Key Employee who has been granted an Award under the Plan.

    (r) "Performance Share" means an Award, designated as a performance share, granted to a Participant pursuant to Article 9 herein.

    (s) "Performance Unit" means an Award, designated as a performance unit, granted to a Participant pursuant to Article 9 herein.

    (t) "Period of Restriction" means the period during which the transfer of Shares of Restricted Stock is restricted, during which the Participant is subject to a substantial risk of forfeiture, pursuant to Article 8 herein.

    (u) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

    (v) "Plan" means this Omnibus Long-Term Incentive Plan of LG&E Energy Corp., as herein described and as hereafter from time to time amended.

    (w) "Restricted Stock" means an Award of Stock granted to a Participant pursuant to Article 8 herein.

    (x) "Subsidiary" shall mean any corporation of which more than 50% (by number of votes) of the Voting Stock at the time outstanding is owned, directly or indirectly, by the Company.

    (y) "Stock" or "Shares" means the common stock without par value of the Company.

    (z) "Stock Appreciation Right" or "SAR" means an Award, designated as a Stock appreciation right, granted to a Participant pursuant to Article 7 herein.

    (aa) "Voting Stock" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

    2.2.  GENDER AND NUMBER.   Except where otherwise indicated by the  context,
any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

    2.3. SEVERABILITY. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                           ARTICLE 3.  ADMINISTRATION

    3.1. THE COMMITTEE. The Plan shall be administered by a committee (the "Committee") consisting of not less than three directors who shall be appointed from time to time by, and shall serve at the discretion of, the Board of Directors. To the extent required to comply with Rule 16b-3 under the Exchange Act, each member of the Committee shall qualify as a "disinterested person" as defined in Rule 16b-3 or any successor definition adopted by the Securities and Exchange Commission. To the extent required to comply with Code Section 162(m), each member of the Committee also shall be an Outside Director.

    3.2. AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan; to establish, amend or waive rules and regulations for its administration; to accelerate the exercisability of any Award or the end of a performance period or the termination of any Period of Restriction or any award agreement, or any other instrument relating to an Award under the Plan; and (subject to the provisions of Article 13 herein) to amend the terms and conditions of any outstanding Option, Stock Appreciation Right or other Award to the extent such terms and conditions are within the discretion of the Committee as provided in the Plan. Notwithstanding the foregoing, the Committee shall have no authority to adjust upwards the amount payable to a Covered Employee with respect to a particular Award, to take any of the foregoing actions or to take any other action to the extent that such action or the Committee's ability to take such action would cause any Award under the Plan to any Covered Employee to fail to qualify as "performance-based compensation" within the meaning of Code Section 162(m)(4) and the regulations issued thereunder. Also notwithstanding the foregoing, no action of the Committee (other than pursuant to Section 4.3 hereof or Section 9.4 hereof) may, without the consent of the person or persons entitled to exercise any outstanding Option or Stock Appreciation Right or to receive payment of any other outstanding Award, adversely affect the rights of such person or persons.

    3.3. SELECTION OF PARTICIPANTS. The Committee shall have the authority to grant Awards under the Plan, from time to time, to such Key Employees (including officers and directors who are employees) as may be selected by it. The Committee shall select Participants from among those who they have identified as being Key Employees.

    3.4. DECISIONS BINDING. All determinations and decisions made by the Committee pursuant to the provisions of the Plan and all related orders or resolutions of the Board of Directors shall be final, conclusive and binding on all persons, including the Company and its Subsidiaries, its shareholders, employees, and Participants and their estates and beneficiaries, and such determinations and decisions shall not be reviewable.

    3.5. DELEGATION OF CERTAIN RESPONSIBILITIES. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article 3; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects directors of the Company or officers of the Company or its Subsidiaries and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. The
Committee may delegate to the Chief Executive Officer of the Company its authority under this Article 3 to grant Awards to Key Employees who are not Covered Employees or who are not directors of the Company or officers of the Company or its Subsidiaries subject to the reporting requirements of Section 16(a) of the Exchange Act. All authority delegated by the Committee under this
Section 3.5 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

    3.6. PROCEDURES OF THE COMMITTEE. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Articles of Incorporation and Kentucky law for their services as directors of the Company.

    3.7. AWARD AGREEMENTS. Each Award under the Plan shall be evidenced by an award agreement which shall be signed by an authorized officer of the Company and by the Participant, and shall contain such terms and conditions as may be approved by the Committee. Such terms and conditions need not be the same in all cases.

    3.8. RULE 16B-3 REQUIREMENTS. Notwithstanding any other provision of the Plan, the Board or the Committee may impose such conditions on any Award (including, without limitation, the right of the Board or the Committee to limit the time of exercise to specified periods) as may be required to satisfy the requirements of Rule 16b-3 (or any successor rule), under the Exchange Act ("Rule 16b-3").

    Notwithstanding any other provisions of the Plan, all Awards under this Plan shall be subject to the following conditions, as and to the extent required by Rule 16b-3:

        (i) Except in the case of disability or death, no SAR, ISO, NQSO or other option granted pursuant to Article 6 shall be exercisable for at least six months after its grant; and

        (ii) Except in the case of disability or death, no Restricted Stock, Performance Unit or Performance Share (or a Share issued in payment thereof) shall be sold for at least six months after its acquisition.

                     ARTICLE 4.  STOCK SUBJECT TO THE PLAN

    4.1. NUMBER OF SHARES. Subject to adjustment as provided in Section 4.3 herein, the aggregate number of Shares that may be delivered under the Plan at any time shall not exceed the lesser of (i) five percent (5%) of the total outstanding Shares of common stock of the Company at such time or (ii) one million five hundred thousand (1,500,000) Shares of common stock of the Company. No more than one-half of such aggregate number of such Shares shall be issued as Restricted Stock under Article 8 of the Plan and no more than two hundred thousand (200,000) shares shall be issued upon exercise of Incentive Stock Options under Article 6 of the Plan. Stock delivered under the Plan may consist, in whole or in part, of authorized and unissued Shares or treasury Shares. The exercise of a Stock Appreciation Right, whether paid in cash or Stock, shall be deemed to be an issuance of Stock under the Plan. The payment of Performance Shares or Performance Units shall not be deemed to constitute an issuance of Stock under the Plan unless payment is made in Stock, in which case only the number of Shares issued in payment of the Performance Share or Performance Unit Award shall constitute an issuance of Stock under the Plan.

    4.2. LAPSED AWARDS. If any Award (other than Restricted Stock) granted under this Plan terminates, expires, or lapses for any reason, any Stock subject to such Award again shall be available for the grant of an Award under the Plan, subject to Section 7.2 herein.

    4.3. ADJUSTMENTS IN AUTHORIZED SHARES. In the event of any merger, reorganization, consolidation, recapitalization, separation, liquidation, Stock dividend, split-up, share combination, or other change in the corporate structure of the Company affecting the Stock, such adjustment shall be made in the number and class of shares which may be delivered under the Plan, and in the number and class of and/or price of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares, and Performance Units granted under the Plan, as may be determined to be appropriate and equitable by the Committee, in its sole discretion, to prevent dilution or enlargement of rights; and provided that the number of shares subject to any Award shall always be a whole number. Any adjustment of an Incentive Stock Option under this paragraph shall be made in such a manner so as not to constitute a modification within the meaning of Section 425(h)(3) of the Code. In addition, notwithstanding any provision in this Plan or an award agreement to the contrary, the Committee, in connection with the holding company restructuring consummated on August 17, 1990, may make any adjustment that it deems appropriate in its sole discretion in the number and class of shares which may be delivered under the Plan and in the number and class of and/or price of shares subject to outstanding Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Shares and Performance Units granted under the Plan, including providing that Shares of the Company and no shares of LG&E or any other Subsidiary shall be issued.

                   ARTICLE 5.  ELIGIBILITY AND PARTICIPATION

    5.1. ELIGIBILITY. Persons eligible to participate in this Plan include all employees of the Company and its Subsidiaries who, in the opinion of the Committee, are Key Employees. "Key Employees" may include employees who are members of the Board, but may not include directors who are not employees.

    5.2. ACTUAL PARTICIPATION. Subject to the provisions of the Plan, the Committee may from time to time select those Key Employees to whom Awards shall be granted and determine the nature and amount of each Award. No employee shall have any right to be granted an Award under this Plan even if previously granted an Award.

                           ARTICLE 6.  STOCK OPTIONS

    6.1. GRANT OF OPTIONS. Subject to the terms and provisions of the Plan, Options may be granted to Key Employees at any time and from time to time as shall be determined by the Committee. The maximum number of Shares subject to Options granted to any individual Participant in any calendar year shall be one hundred thousand (100,000) Shares. The Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to Options granted to any Participant. The Committee may grant any type of Option to purchase Stock that is permitted by law at the time of grant including, but not limited to, ISOs and NQSOs. However, no employee may receive an Award of Incentive Stock Options that are first exercisable during any calendar year to the extent that the aggregate Fair Market Value of the Stock (determined at the time the options are granted) exceeds $100,000. Nothing in this Article 6 shall be deemed to prevent the grant of NQSOs in excess of the maximum established by Section 422 of the Code. Unless otherwise expressly provided at the time of grant, Options granted under the Plan will be NQSOs.

    6.2. OPTION AGREEMENT. Each Option grant shall be evidenced by an Option agreement that shall specify the type of Option granted, the Option price, the duration of the Option, the number of Shares to which the Option pertains, and such other provisions as the Committee shall determine. The Option agreement shall specify whether the Option is intended to be an Incentive Stock Option within the meaning of Section 422 of the Code, or a Nonqualified Stock Option whose grant is not intended to be subject to the provisions of Code Section 422.

    6.3. OPTION PRICE. The purchase price per share of Stock covered by an Option shall be determined by the Committee but, in the case of an ISO, shall not be less than 100% of the Fair Market Value of such Stock on the date the option is granted and, in the case of a NQSO, shall be not less than 100% of the market price of such Stock on the date of grant.

    An Incentive Stock Option granted to an Employee who, at the time of grant, owns (within the meaning of Section 425(d) of the Code) Stock possessing more than 10% of the total combined voting power of all classes of Stock of the Company, shall have an exercise price which is at least 110% of the Fair Market Value of the Stock subject to the Option.

    6.4. DURATION OF OPTIONS. Each Option shall expire at such time as the Committee shall determine at the time of grant provided, however, that no ISO shall be exercisable later than the tenth (10th) anniversary date of its grant.

    6.5. EXERCISE OF OPTIONS. Subject to Section 3.8 herein, Options granted under the Plan shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which need not be the same for all Participants.

    6.6. PAYMENT. Options shall be exercised by the delivery of a written notice to the Company setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares. The Option price upon exercise of any Option shall be payable to the Company in full either (a) in cash or its equivalent, (b) by tendering shares of previously acquired Stock having a Fair Market Value at the time of exercise equal to the total Option price, (c) by foregoing compensation under rules established by the Committee, or (d) by a combination of (a), (b), or (c). The proceeds from such a payment shall be added to the general funds of the Company and shall be used for general corporate purposes. As soon as practicable, after receipt of written notification and payment, the Company shall deliver to the Participant Stock certificates in an appropriate amount based upon the number of Options exercised, issued in the Participant's name.

    6.7. RESTRICTIONS ON STOCK TRANSFERABILITY. The Committee shall impose such restrictions on any Shares acquired pursuant to the exercise of an Option under the Plan as it may deem advisable, including, without limitation, restrictions under applicable Federal securities law, under the requirements of any stock exchange upon which such Shares are then listed and under any blue sky or state securities laws applicable to such Shares.

    6.8. TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event the employment of a Participant is terminated by reason of death, any of such Participant's outstanding Options shall become immediately exercisable at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter, by such person or persons as shall have acquired the Participant's rights under the Option pursuant to Article 10 hereof or by will or by the laws of descent and distribution. In the event the employment of a Participant is terminated by reason of disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), any of such Participant's outstanding Options shall become immediately exercisable, at any time prior to the expiration date of the Options or within one year after such date of termination of employment, whichever period is shorter. In the event the employment of a Participant is terminated by reason of retirement, any of such Participant's outstanding Options shall become immediately exercisable (subject to Section 3.8 herein) at any time prior to the expiration date of the Options. In the case of Incentive Stock Options, the favorable tax treatment prescribed under Section 422 of the Internal Revenue Code of 1986, as amended, may not be available if the Options are not exercised within the Code Section 422 prescribed time period after termination of employment for death, disability, or retirement.

    6.9. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. If the employment of a Participant shall terminate for any reason other than death, disability, retirement or for Cause, the Participant shall have the right to exercise such Participant's outstanding Options within the 90 days after the date of his termination, but in no event beyond the expiration of the term of the Options and only to the extent that the Participant was entitled to exercise the Options at the date of his termination of employment. In its sole discretion, the Committee may extend the 90 days to up to one year but, however, in no event beyond the expiration date of the Option.

    If the employment of the Participant shall terminate for Cause, all of the Participant's outstanding Options shall be immediately forfeited back to the Company.

    6.10. NONTRANSFERABILITY OF OPTIONS. No Option granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all Options granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                     ARTICLE 7.  STOCK APPRECIATION RIGHTS

    7.1.   GRANT  OF  STOCK APPRECIATION  RIGHTS.    Subject to  the  terms  and
conditions of the Plan, Stock Appreciation Rights may be granted to Participants, at the discretion of the Committee, in any of the following forms:

    (a) In lieu of Options;

    (b) In addition to Options;

    (c) Independent of Options; or

    (d) In any combination of (a), (b), or (c).

The maximum numbers of Shares subject to SARs granted to any individual Participant in any calendar year shall be one hundred thousand (100,000) Shares. Subject to the immediately preceding sentence, the Committee shall have the sole discretion, subject to the requirements of the Plan, to determine the actual number of Shares subject to SARs granted to any Participant.

    7.2. EXERCISE OF SARS IN LIEU OF OPTIONS. SARs granted in lieu of Options may be exercised for all or part of the Shares subject to the related Option upon the surrender of the related Options representing the right to purchase an equivalent number of Shares. The SAR may be exercised only with respect to the Shares of Stock for which its related Option is then exercisable. Option Stock with respect to which the SAR shall have been exercised may not be subject again to an Award under the Plan.

    Notwithstanding any other provision of the Plan to the contrary, with respect to an SAR granted in lieu of an Incentive Stock Option, (i) the SAR will expire no later than the expiration of the underlying Incentive Stock Option;
(ii) the SAR amount may be for no more than one hundred percent (100%) of the difference between the exercise price of the underlying Incentive Stock Option and the Fair Market Value of the Stock subject to the underlying Incentive Stock Option at the time the SAR is exercised; and (iii) the SAR may be exercised only when the Fair Market Value of the Stock subject to the Incentive Stock Option exceeds the exercise price of the Incentive Stock Option.

    7.3. EXERCISE OF SARS IN ADDITION TO OPTIONS. SARs granted in addition to Options shall be deemed to be exercised upon the exercise of the related Options. The deemed exercise of SARs granted in addition to Options shall not necessitate a reduction in the number of related Options.

    7.4. EXERCISE OF SARS INDEPENDENT OF OPTIONS. Subject to Section 3.8 herein and Section 7.5 herein, SARs granted independently of Options may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes upon the SARs, including, but not limited to, a corresponding proportional reduction in previously granted Options.

    7.5. PAYMENT OF SAR AMOUNT. Upon exercise of the SAR, the holder shall be entitled to receive payment of an amount determined by multiplying:

    (a) The difference between the Fair Market Value of a Share on the date of exercise over the price fixed by the Committee at the date of grant (which price shall not be less than 100% of the market price of a Share on the date of grant) (the Exercise Price); by

    (b) The number of Shares with respect to which the SAR is exercised.

    7.6.   FORM AND  TIMING OF  PAYMENT.   Payment to  a Participant,  upon  SAR
exercise, will be made in cash or stock, at the discretion of the Committee, within ten calendar days of the exercise.

    7.7. TERM OF SAR. The term of an SAR granted under the Plan shall not exceed ten years.

    7.8. TERMINATION OF EMPLOYMENT. In the event the employment of a Participant is terminated by reason of death, disability, retirement, or any other reason, the exercisability of any outstanding SAR granted in lieu of or in addition to an Option shall terminate in the same manner as its related Option as specified under Sections 6.8 and 6.9 herein. The exercisability of any outstanding SARs granted independent of Options also shall terminate in the manner provided under Sections 6.8 and 6.9 hereof.

    7.9. NONTRANSFERABILITY OF SARS. No SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution. Further, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                          ARTICLE 8.  RESTRICTED STOCK

    8.1. GRANT OF RESTRICTED STOCK. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock under the Plan to such Participants and in such amounts as it shall determine. In the case of Covered Employees, the Committee may condition the vesting or lapse of the Period of Restriction established pursuant to
Section 8.3 upon the attainment of one or more of the performance goals utilized for purposes of Performance Units and Performance Shares pursuant to Article 9 hereof. It is contemplated that Restricted Stock grants will be made only in extraordinary situations of performance, promotion, retention, or recruitment.

    8.2. RESTRICTED STOCK AGREEMENT. Each Restricted Stock grant shall be evidenced by a Restricted Stock Agreement that shall specify the Period of Restriction, or periods, the number of Shares of Restricted Stock granted, and such other provisions as the Committee shall determine.

    8.3.   TRANSFERABILITY.  Except as provided  in this Article 8 or in Section
3.8 herein, the Shares of Restricted Stock granted hereunder may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the termination of the applicable Period of Restriction or for such period of time as shall be established by the Committee and as shall be specified in the Restricted Stock Agreement, or upon earlier satisfaction of other conditions (including any performance goals) as specified by the Committee in its sole discretion and set forth in the Restricted Stock Agreement. All rights with respect to the Restricted Stock granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

    8.4. OTHER RESTRICTIONS. The Committee shall impose such other restrictions on any Shares of Restricted Stock granted pursuant to the Plan as it may deem advisable including, without limitation, restrictions under applicable Federal or state securities laws, and the Committee may legend certificates representing Restricted Stock to give appropriate notice of such restrictions.

    8.5. CERTIFICATE LEGEND. In addition to any legends placed on certificates pursuant to Section 8.4 herein, each certificate representing Shares of Restricted Stock granted pursuant to the Plan shall bear the following legend:

        "The sale or other transfer of the shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer set forth in the Omnibus Long-Term Incentive Plan of LG&E Energy Corp., in the rules and administrative procedures  adopted  pursuant  to  such  Plan,  and  in  a
       Restricted  Stock Agreement dated             . A copy  of the Plan, such
       rules and procedures, and such Restricted Stock Agreement may be obtained from the Secretary of LG&E Energy Corp."

    8.6. REMOVAL OF RESTRICTIONS. Except as otherwise provided in this Article, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan shall become freely transferable by the Participant after the last day of the Period of Restriction. Once the Shares are released from the restrictions, the Participant shall be entitled to have the legend required by
Section 8.5 removed from his Stock certificate.

    8.7. VOTING RIGHTS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares.

    8.8. DIVIDENDS AND OTHER DISTRIBUTIONS. During the Period of Restriction, Participants holding Shares of Restricted Stock granted hereunder shall be entitled to receive all dividends and other distributions paid with respect to those Shares while they are so held. If any such dividends or distributions are paid in Shares, the Shares shall be subject to the same restrictions on transferability as the Shares of Restricted Stock with respect to which they were paid.

    8.9. TERMINATION OF EMPLOYMENT DUE TO RETIREMENT. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries because of normal retirement (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), any remaining Period of Restriction applicable to the Restricted Stock pursuant to
Section 8.3 hereof shall automatically terminate and, except as otherwise provided in Section 8.4 or Section 3.8 hereof, the Shares of Restricted Stock shall thereby be free of restrictions and be freely transferable. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries because of early retirement (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be), the Committee in its sole discretion (subject to Section 3.8 herein) may waive the restrictions remaining on any or all Shares of Restricted Stock pursuant to
Section 8.3 herein and add such new restrictions to those Shares of Restricted Stock as it deems appropriate.

    8.10. TERMINATION OF EMPLOYMENT DUE TO DEATH OR DISABILITY. In the event a Participant's employment is terminated because of death or disability (as defined under the then established rules of the Company or any of its Subsidiaries, as the case may be) during the Period of Restriction, any remaining Period of Restriction applicable to the Restricted Stock pursuant to
Section 8.3 herein shall automatically terminate and, except as otherwise provided in Section 8.4. herein, the shares of Restricted Stock shall thereby be free of restrictions and be fully transferable.

    8.11. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant terminates his employment with the Company or any of its Subsidiaries for any reason other than for death, disability, or retirement, as set forth in Sections 8.9 and 8.10 herein, during the Period of Restriction, then any shares of Restricted Stock still subject to restrictions as of the date of such termination shall automatically be forfeited and returned to the Company; provided, however, that in the event of an involuntary termination of the employment of a Participant by the Company or any of its Subsidiaries other than for Cause, the Committee, in its sole discretion (subject to Section 3.8 herein), may waive the automatic forfeiture of any or all such Shares and may add such new restrictions to such Shares of Restricted Stock as it deems appropriate.

              ARTICLE 9.  PERFORMANCE UNITS AND PERFORMANCE SHARES

    9.1. GRANT OF PERFORMANCE UNITS OR PERFORMANCE SHARES. Subject to the terms and provisions of the Plan, Performance Units or Performance Shares may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee shall have complete discretion in determining the number of Performance Units or Performance Shares granted to each Participant.

    9.2. VALUE OF PERFORMANCE UNITS AND PERFORMANCE SHARES. The Committee shall set performance goals over certain periods to be determined in advance by the Committee ("Performance Periods"). Prior to each grant of Performance Units or Performance Shares, the Committee shall establish an initial value for each Performance Unit and an initial number of Shares for each Performance Share granted to each Participant for that Performance Period. Prior to each grant of Performance Units or Performance Shares, the Committee also shall set the performance goals that will be used to determine the extent to which the Participant receives a payment of the value of the Performance Units or number of Shares for the Performance Shares awarded for such Performance Period. These goals will be based on the attainment, by the Company or its Subsidiaries, of certain objective performance measures, which shall include one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and maintenance cost management, and energy production availability performance measures. Such performance goals also may be based upon the attainment of specified levels of performance of the Company or one or more Subsidiaries under one or more of the measures described above relative to the performance of other corporations. With respect to each such performance measure utilized during a Performance Period, the Committee shall assign percentages to various levels of performance which shall be applied to determine the extent to which the Participant shall receive a payout of the values of Performance Units and number of Performance Shares awarded. With respect to Covered Employees, all performance goals shall be objective performance goals satisfying the requirements for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code, and shall be set by the Committee within the time period prescribed by Section 162(m) of the Code and related regulations.

    9.3. PAYMENT OF PERFORMANCE UNITS AND PERFORMANCE SHARES. After a Performance Period has ended, the holder of a Performance Unit or Performance Share shall be entitled to receive the value thereof as determined by the Committee. The Committee shall make this determination by first determining the extent to which the performance goals set pursuant to Section 9.2 have been met. It will then determine the applicable percentage (which may exceed 100%) to be applied to, and will apply such percentage to, the value of Performance Units or number of Performance Shares to determine the payout to be received by the Participant. In addition, with respect to Performance Units and Performance Shares granted to any Covered Employee, no payout shall be made hereunder except upon written certification by the Committee that the applicable performance goal or goals have been satisfied to a particular extent. The maximum amount payable in cash to any Covered Employee with respect to any Performance Period pursuant to any Performance Unit or Performance Share award shall be $1,000,000, and the maximum number of Shares that may be issued to any Covered Employee with respect to any Performance Period pursuant to any Performance Unit or Performance Share award is fifty thousand (50,000) (subject to adjustment as provided in Section 4.3).

    9.4. COMMITTEE DISCRETION TO ADJUST AWARDS. Subject to Section 3.2 regarding Awards to Covered Employees, the Committee shall have the authority to modify, amend or adjust the terms and conditions of any Performance Unit award or Performance Share award, at any time or from time to time, including but not limited to the performance goals.

    9.5. FORM AND TIMING OF PAYMENT. The payment described in Section 9.3 herein shall be made in cash, Stock, or a combination thereof as determined by the Committee. Payment may be made in a lump sum or installments as prescribed by the Committee. If any payment is to be made on a deferred basis, the Committee may provide for the payment of dividend equivalents or interest during the deferral period. Any stock issued in payment of a Performance Unit or Performance Share shall be subject to the restrictions on transfer in Section
3.8 herein.

    9.6. TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the case of death, disability, or retirement (each of disability and retirement as defined under the established rules of the Company or any of its Subsidiaries, as the case may be), the holder of a Performance Unit or Performance Share shall receive a prorated payment based on the Participant's number of full months of service during the Performance Period, further adjusted based on the achievement of the performance goals during the entire Performance Period, as computed by the Committee. Payment shall be made at the time payments are made to Participants who did not terminate service during the Performance Period.

    9.7. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event that a Participant terminates employment with the Company or any of its Subsidiaries for any reason other than death, disability, or retirement, all Performance Units and Performance Shares shall be forfeited; provided, however, that in the event of an involuntary termination of the employment of the Participant by the Company or any of its Subsidiaries other than for Cause, the Committee in its sole discretion may waive the automatic forfeiture provisions and pay out on a prorata basis.

    9.8. NONTRANSFERABILITY. No Performance Units or Performance Shares granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, otherwise than by will or by the laws of descent and distribution until the termination of the applicable Performance Period. All rights with respect to Performance Units and Performance Shares granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant.

                      ARTICLE 10.  BENEFICIARY DESIGNATION

    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                        ARTICLE 11.  RIGHTS OF EMPLOYEES

    11.1. EMPLOYMENT. Nothing in the Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries.

    11.2. PARTICIPATION. No employee shall have a right to be selected as a Participant, or, having been so selected, to be selected again as a Participant.

    11.3. NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

    11.4. NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable subsidiary shall be sufficient to pay any benefit to any person.

                         ARTICLE 12.  CHANGE IN CONTROL

    12.1. STOCK BASED AWARDS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all Stock based awards granted under this Plan shall immediately vest 100% in each Participant (subject to Section
3.8 herein), including Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, and Restricted Stock.

    12.2. PERFORMANCE BASED AWARDS. Notwithstanding any other provisions of the Plan, in the event of a Change in Control, all performance based awards granted under this Plan shall be immediately paid out in cash, including Performance Units and Performance Shares. The amount of the payout shall be based on the higher of: (i) the extent, as determined by the Committee, to which performance goals, established for the Performance Period then in progress have been met up through and including the effective date of the Change in Control or
(ii) 100% of the value on the date of grant of the Performance Units or number of Performance Shares.

             ARTICLE 13.  AMENDMENT, MODIFICATION, AND TERMINATION

    13.1. AMENDMENT, MODIFICATION, AND TERMINATION. At any time and from time to time, the Board may terminate, amend, or modify the Plan. However, without the approval of the shareholders of the Company if required by the Code, by the insider trading rules of Section 16 of the Exchange Act, by any national securities exchange or system on which the Stock is then listed or reported, or by any regulatory body having jurisdiction with respect hereto, no such termination, amendment, or modification may:

    (a) Increase the total amount of Stock which may be issued under this plan, except as provided in Section 4.3 herein; or

    (b) Change the class of Employees eligible to participate in the Plan; or

    (c) Materially increase the cost of the Plan or materially increase the benefits to Participants; or

    (d) Extend the maximum period after the date of grant during which Options or Stock Appreciation Rights may be exercised.

    13.2. AWARDS PREVIOUSLY GRANTED. No termination, amendment or modification of the Plan other than pursuant to Section 4.3 hereof shall in any manner adversely affect any Award theretofore granted under the Plan, without the written consent of the Participant.

                            ARTICLE 14.  WITHHOLDING

    14.1. TAX WITHHOLDING. The Company and any of its Subsidiaries shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company or any of its Subsidiaries, an amount sufficient to satisfy Federal, state and local taxes (including the Participant's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of this Plan.

    14.2. STOCK DELIVERY OR WITHHOLDING. With respect to withholding required upon the exercise of Nonqualified Stock Options, or upon the lapse of restrictions on Restricted Stock, participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by tendering to the Company shares of previously acquired Stock or by having the Company withhold Shares of Stock, in each such case in an amount having a Fair Market Value equal to the amount required to be withheld to satisfy the tax withholding obligations described in Section 14.1. The value of the Shares to be tendered or withheld is to be based on the Fair Market Value of the Stock on the date that the amount of tax to be withheld is to be determined. All Stock withholding elections shall be irrevocable and made in writing, signed by the Participant on forms approved by the Committee in advance of the day that the transaction becomes taxable.

    Stock withholding elections made by Participants who are subject to the short-swing profit restrictions of Section 16 of the Exchange Act must comply with the additional restrictions of Section 16 and Rule 16b-3 in making their elections.

                            ARTICLE 15.  SUCCESSORS

    All obligations of the Company under the Plan, with respect to Awards granted hereunder, shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business and/or assets of the Company.

                        ARTICLE 16.  REQUIREMENTS OF LAW

    16.1. REQUIREMENTS OF LAW. The granting of Awards and the issuance of Shares of Stock under this Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

    16.2.   GOVERNING  LAW.   The Plan, and  all agreements  hereunder, shall be
construed in accordance with and governed by the laws of the State of Kentucky.

                                                                       EXHIBIT B

                               LG&E ENERGY CORP.
                           SHORT TERM INCENTIVE PLAN
                           EFFECTIVE JANUARY 1, 1996
                     ARTICLE 1.  ESTABLISHMENT AND PURPOSE

    1.1. ESTABLISHMENT OF THE PLAN. LG&E Energy Corp. (hereinafter referred to as the "Company"), a Kentucky corporation, hereby establishes an annual incentive compensation plan to be known as the "Short Term Incentive Plan" (hereinafter referred to as the "Plan") as set forth in this document. The Plan permits the awarding of annual cash bonuses to Key Employees of the Company and its Subsidiaries, based on the achievement of preestablished performance goals.

    With approval by the Board of Directors of the Company, the Plan shall become effective as of January 1, 1996, subject to the approval of the Plan by the shareholders of the Company by the affirmative vote of a majority of the shares of common stock of the Company present or represented and entitled to vote at a meeting of the Company's shareholders. The Plan shall remain in effect until terminated by the Board of Directors.

    1.2. PURPOSE. The purpose of the Plan is to provide Key Employees of the Company and its Subsidiaries with a meaningful annual incentive opportunity geared toward the achievement of specific corporate, business unit, line of business, and/or individual goals. Payments pursuant to Article 6 of the Plan are intended to qualify under the performance-based compensation exemption of
Section 162(m)(4)(C) of the Internal Revenue Code of 1986, as amended.

                            ARTICLE 2.  DEFINITIONS

    2.1.  DEFINITIONS.   Whenever used  in the Plan,  the following terms  shall
have the meanings set forth below and, when the defined meaning is intended, the term is capitalized:

    (a) "Beneficial Owner" shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

    (b) "Board" or "Board of Directors" means the Board of Directors of the Company.

    (c) "Cause" shall mean the occurrence of any one of the following:

        (i) The willful and continued failure by a Participant to substantially perform his/her duties (other than any such failure resulting from the Participant's disability), after a written demand for substantial performance is delivered to the Participant that specifically identifies the manner in which the Company or any of its Subsidiaries, as the case may be, believes that the Participant has not substantially performed his/her duties, and the Participant has failed to remedy the situation within ten (10) business days of receiving such notice; or

        (ii) the Participant's conviction for committing a felony in connection with the employment relationship; or

        (iii) the willful engaging by the Participant in gross misconduct materially and demonstrably injurious to the Company or any of its Subsidiaries. However, no act, or failure to act, on the Participant's part shall be considered "willful" unless done, or omitted to be done, by the Participant not in good faith and without reasonable belief that his/her action or omission was in the best interest of the Company or any of its Subsidiaries.

    (d) "Change in Control" shall be deemed to have occurred if the conditions set forth in any one of the following paragraphs shall have been satisfied:

        (i) Any Person (other than a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Subsidiaries, or a corporation owned directly or indirectly by the common shareholders of the Company in substantially the same proportions as their ownership of common stock of the Company), is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing 15% or more of the combined voting power of the Company's then outstanding securities; or

        (ii) during any period of two (2) consecutive years (not including any period prior to the effective date of the Plan), individuals who at the beginning of such period constitute the Board and any new director, whose election by the Board or nomination for election by the Company's shareholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously so approved, cease for any reason to constitute a majority thereof; or

        (iii) the shareholders of the Company approve (A) a plan of complete liquidation of the Company; or (B) an agreement for the sale or disposition of all or substantially all the Company's assets; or (C) a merger or consolidation of the Company with any other corporation, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity), at least 50% of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation.
           However, in no event shall a Change in Control be deemed to have occurred, with respect to a Participant, if the Participant is part of a purchasing group which consummates the Change in Control transaction. The Participant shall be deemed "part of a purchasing group..." for purposes of the preceding sentence if the Participant is an equity participant or has agreed to become an equity participant in the purchasing company or group (except for (i) passive ownership of less than 5% of the voting securities of the purchasing company or (ii) ownership of equity participation in the purchasing company or group which is otherwise not deemed to be significant, as determined prior to the Change in Control by a majority of the nonemployee continuing members of the Board).

    (e) "Code" means the Internal Revenue Code of 1986, as amended from time to time.

    (f) "Committee" means the committee of three or more persons appointed by the Board to administer the Plan, pursuant to Article 3 herein.

    (g) "Company" means LG&E Energy Corp., a Kentucky corporation, and any successor thereto.

    (h)  "Company Performance  Goals" shall have  the meaning ascribed  to it by
       Section 6.1 hereof.

    (i) "Company  Performance  Award" means  an  award established  pursuant  to
       Article 6 hereof. Such Company Performance Awards shall be expressed as a percentage of the Participant's base salary.

    (j) "Earned Award" means the Earned Individual Award, if any, and the Earned Company Award, if any, for a Participant for the applicable Incentive Period.

    (k) "Earned Company Award" means the actual award earned under a Participant's Company Performance Award during an Incentive Period as determined by the Committee at the end of the Incentive Period (pursuant to Section 6.3 hereof).

    (l) "Earned Individual Award" means the actual award earned under a Participant's Individual Performance Award during an Incentive Period as determined by the Committee at the end of the Incentive Period (pursuant to Section 5.4 hereof).

    (m) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

    (n) "Incentive Period" shall mean the period with respect to which a Participant is eligible to earn an Earned Award. Subject to the discretion of the Committee to select shorter or longer Incentive Periods, the Incentive Period shall be the Plan Year.

    (o)  "Individual Performance Award"  means an award  established pursuant to
       Article 5 hereof. Such Individual Performance Award shall be expressed as a percentage of the Participant's actual base salary.

    (p) "Key Employee" means the Chief Executive Officer of the Company and each employee of the Company or any of its Subsidiaries who, in the opinion of the Chief Executive Officer of the Company, is in a position to significantly contribute to the growth and profitability of the Company or any of its Subsidiaries (see Article 4 herein).

    (q) "Outside Director" means any director who qualifies as an "outside director" as that term is defined in Code Section 162(m) and the regulations issued thereunder.

    (r) "Participant" means a Key Employee who is nominated for participation by the Chief Executive Officer and then is selected by the Committee to participate in the Plan (see Article 4 herein).

    (s) "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Section 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d).

    (t) "Plan Year" means the Company's fiscal year commencing January 1 and ending December 31.

    (u) "Subsidiary" shall mean any corporation of which more than 50% (by number of votes) of the Voting Stock at the time outstanding is owned, directly or indirectly, by the Company.

    (v) "Target Performance Award" means the Individual Performance Award, if any, and the Company Performance Award, if any, for a Participant for the applicable Incentive Period.

    (w) "Voting Stock" shall mean securities of any class or classes of stock of a corporation, the holders of which are ordinarily, in the absence of contingencies, entitled to elect a majority of the corporate directors.

    2.2. GENDER AND NUMBER. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

    2.3. SEVERABILITY. In the event any provision of the Plan shall be held legally invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

                           ARTICLE 3.  ADMINISTRATION

    3.1. THE COMMITTEE. This Plan shall be administered by the Committee in accordance with rules that it may establish from time to time, that are not inconsistent with the provisions of this Plan. To the extent required to comply with Code Section 162(m) and the related regulations, each member of the Committee shall be an Outside Director.

    3.2. AUTHORITY OF THE COMMITTEE. Subject to the provisions of the Plan, the Committee shall have full power to construe and interpret the Plan and to establish, amend or waive rules and regulations for its administration. The determination of the Committee as to any disputed question arising under this Plan, including questions of construction and interpretation shall be final, binding, and conclusive upon all persons and shall not be reviewable.

    3.3. DELEGATION OF CERTAIN RESPONSIBILITIES. The Committee may, in its sole discretion, delegate to an officer or officers of the Company the administration of the Plan under this Article 3; provided, however, that no such delegation by the Committee shall be made with respect to the administration of the Plan as it affects officers of the Company or its Subsidiaries, and provided further that the Committee may not delegate its authority to correct errors, omissions or inconsistencies in the Plan. All authority delegated by the Committee under this Section 3.3 shall be exercised in accordance with the provisions of the Plan and any guidelines for the exercise of such authority that may from time to time be established by the Committee.

    3.4. PROCEDURES OF THE COMMITTEE. All determinations of the Committee shall be made by not less than a majority of its members present at the meeting (in person or otherwise) at which a quorum is present. A majority of the entire Committee shall constitute a quorum for the transaction of business. Any action required or permitted to be taken at a meeting of the Committee may be taken without a meeting if a unanimous written consent, which sets forth the action, is signed by each member of the Committee and filed with the minutes for proceedings of the Committee.

    3.5. INDEMNIFICATION. Service on the Committee shall constitute service as a director of the Company so that members of the Committee shall be entitled to indemnification, limitation of liability and reimbursement of expenses with respect to their services as members of the Committee to the same extent that they are entitled under the Company's Articles of Incorporation and Kentucky law for their services as directors of the Company.

                   ARTICLE 4.  ELIGIBILITY AND PARTICIPATION

    4.1. ELIGIBILITY. Eligibility for participation in the Plan shall be limited to those Key Employees who are nominated for participation by the Chief Executive Officer of the Company and then selected by the Committee to participate in the Plan.

    4.2. PARTICIPATION. Participation in the Plan shall be determined annually based upon nomination by the Chief Executive Officer and selection by the Committee. Specific criteria for participation shall be determined by the Committee prior to the beginning of each Incentive Period. Key Employees selected for participation shall be notified in writing of their selection, and of their performance goals and related Target Performance Awards, as soon after approval as is practicable.

    4.3. PARTIAL INCENTIVE PERIOD PARTICIPATION. Subject to Article 6 herein, the Committee may, upon recommendation of the Chief Executive Officer, allow an individual who becomes eligible after the beginning of an Incentive Period to participate in the Plan for that period. In such case, the Participant's Earned Award normally shall be prorated based on the number of full months of participation during such Incentive Period. However, subject to Article 6 herein, the Chief Executive Officer, subject to Committee approval, may authorize an unreduced Earned Award.

    4.4. TERMINATION OF APPROVAL. In its sole discretion, the Committee may withdraw its approval for participation in the Plan with respect to an Incentive Period for a Participant at any time during such Incentive Period; provided, however that, such withdrawal must occur before the end of such Incentive Period and provided further that, in the event a Change in Control occurs during an Incentive Period, the Committee may not thereafter withdraw its approval for a Participant during such Incentive Period. In the event of such withdrawal, the employee concerned shall cease to be a Participant as of the date designated by the Committee, and the employee shall not be entitled to any part of an Earned Award for the Incentive Period in which such withdrawal occurs. Such employee shall be notified of such withdrawal in writing as soon as practicable following such action.

                   ARTICLE 5.  INDIVIDUAL PERFORMANCE AWARDS

    5.1. AWARD OPPORTUNITIES. At the beginning of each Incentive Period, the Committee shall establish Individual Performance Award levels for each Participant who is to be granted an Individual Performance Award. The established levels may vary in relation to the responsibility level of the Participant. In the event a Participant changes job levels during the Incentive Period, the Individual Performance Award may be adjusted at the discretion of the Committee to reflect the amount of time at each job level. Notwithstanding any provision in this Plan to the contrary, Individual Performance Awards shall not be dependent in any manner on, and shall be established independently of and in addition to, the establishment of any Company Performance Awards or the payout of any Earned Company Awards pursuant to Article 6 herein.

    5.2. INDIVIDUAL PERFORMANCE GOALS. At the beginning of each Incentive Period, the Chief Executive Officer shall establish individual performance goals for each Participant who is granted an Individual Performance Award; provided, however, that the Committee shall establish the individual performance goals for the Chief Executive Officer. The level of achievement of the individual performance goals by a Participant at the end of the Incentive Period, as determined pursuant to Section 5.4 below, will determine such Participant's Earned Individual Award, which may range from 0% to 175% of such Participant's Individual Performance Award.

    5.3. ADJUSTMENT OF INDIVIDUAL PERFORMANCE GOALS. The Chief Executive Officer shall have the right to adjust the individual performance goals (either up or down) during the Incentive Period if he determines that external changes or other unanticipated conditions have materially affected the fairness of the goals and unduly influenced a Participant's ability to meet them; provided, however, that no such adjustment to the Chief Executive Officer's individual performance goals shall be made unless approved by the Committee; and provided further that no adjustment of such individual performance goals for any Participant shall be made based upon the failure, or the expected failure, to attain or exceed the Company Performance Goals for any Company Performance Award granted to such Participant under Article 6 herein. Further, in the event of an Incentive Period of less than twelve (12) months, the Chief Executive Officer shall have the right to adjust the individual performance goals, at his discretion, to protect the purpose and intent of the Plan.

    5.4. EARNED INDIVIDUAL AWARD DETERMINATION. At the end of each Incentive Period, the Chief Executive Officer shall review the performance of each Participant who received an Individual Performance Award. Based on the Chief Executive Officer's determination as to a Participant's level of achievement of his or her individual performance goals, the Chief Executive Officer shall make a recommendation to the Committee as to the Earned Individual Award to be received by such Participant. Notwithstanding the foregoing, however, all reviews and determinations with respect to the performance of the Chief Executive Officer, and the payment of any Earned Individual Award to the Chief Executive Officer, shall be made by the Committee. The payment of all Earned Individual Awards is subject to approval by the Committee. The payment of an Earned Individual Award to a Participant shall not be contingent in any manner upon the attainment of, or failure to attain, the Company Performance Goals for the Company Performance Awards granted to such Participant under Article 6.

    5.5. MAXIMUM PAYABLE/AGGREGATE AWARD CAP. The maximum amount payable to a Participant pursuant to this Article 5 for performance by the Participant during any fiscal year of the Company shall be $500,000. The Committee also may establish guidelines governing the maximum Earned Individual Awards that may be earned by all Participants in the aggregate, in each Incentive Period. These guidelines may be expressed as a percentage of a financial measure, or such other measure as the Committee shall from time to time determine.

                     ARTICLE 6.  COMPANY PERFORMANCE AWARDS

    In addition to any Individual Performance Awards granted under Article 5, Company Performance Awards based solely on Company performance may be established under this Article 6 for Participants. Company Performance Awards are intended to satisfy the performance-based compensation exemption under Code
Section 162(m)(4)(C) and the related regulations and shall thus be subject to the requirements set forth in this Article 6.

    6.1. AWARD OPPORTUNITIES. On or before the 90th day of each Incentive Period and in any event before 25% or more of the Incentive Period has elapsed, the Committee shall establish in writing for each Participant for whom a Company Performance Award is to be granted under this Article 6, the Company Performance Award and specific objective performance goals for the Incentive Period, which goals shall meet the requirements of Section 6.2 herein (such goals are hereinafter referred to as "Company Performance Goals"). The extent, if any, to which an Earned Company Award will be payable to a Participant will be based solely upon the degree of achievement of such preestablished Company Performance Goals over the specified Incentive Period; provided, however, that the Committee may, in its sole discretion, reduce the amount which would otherwise be payable with respect to an Incentive Period. Payment of an Earned Company Award to a Participant shall consist of a cash award from the Company to be based upon a percentage (which may exceed 100%) of the Participant's Company Performance Award.

    6.2. COMPANY PERFORMANCE GOALS. The Company Performance Goals established by the Committee pursuant to Section 6.1 will be based on one or more of the following: total shareholder return, return on equity, return on capital, earnings per share, market share, stock price, sales, costs, net income, cash flow, retained earnings, results of customer satisfaction surveys, aggregate product price and other product price measures, safety record, service reliability, demand-side management (including conservation and load management), operating and maintenance cost management, and energy production availability performance measures. At the time of establishing a Company Performance Goal, the Committee shall specify the manner in which the Company Performance Goal shall be calculated. In so doing, the Committee may exclude the impact of certain specified events from the calculation of the Company Performance Goal. For example, if the Company Performance Goal were earnings per share, the Committee could, at the time this Company Performance Goal was established, specify that earnings per share are to be calculated without regard to any subsequent change in accounting standards required by the Financial Accounting Standards Board. Company Performance Goals also may be based on the attainment of specified levels of performance of the Company and/or any of its Subsidiaries under one or more of the measures described above relative to the performance of other corporations. As part of the establishment of Company Performance Goals for an Incentive Period, the Company shall also establish a minimum level of achievement of the Company Performance Goals that must be met for a Participant to receive any portion of his Company Performance Award. All of the provisions of this Section 6.2 are subject to the requirement that all Company Performance Goals shall be objective performance goals satisfying the requirement for "performance-based compensation" within the meaning of Section 162(m)(4) of the Code and the related regulations.

    6.3.    PAYMENT  OF  AN EARNED  COMPANY  AWARD.   At  the  time  the Company
Performance Award for a Participant is established, the Committee shall prescribe a formula to determine the percentage (which may exceed 100%) of the Company Performance Award which may be payable to the Participant based upon the degree of attainment of the Company Performance Goals during the Incentive Period. If the minimum level of achievement of Company Performance Goals established by the Committee for a Participant for an Incentive Period is not met, no payment of an Earned Company Award will be made to the Participant for that Incentive Period. To the extent that the minimum level of achievement of Company Performance Goals is satisfied or surpassed for a Participant for an Incentive Period, and upon written certification by the Committee that the Company Performance Goals have been satisfied to a particular extent and that any other material terms and conditions of the Company Performance Awards have been satisfied, payment of an Earned Company Award shall be made to the Participant for that Incentive Period in accordance with the prescribed formula unless the Committee determines, in its sole discretion, to reduce the payment to be made.

    6.4. MAXIMUM PAYABLE. The maximum amount payable to a Participant pursuant to this Article 6 for performance by the Participant during any fiscal year of the Company shall be $1,000,000.

    6.5. COMMITTEE DISCRETION. Notwithstanding Article 5 herein, the Committee shall not have discretion to modify the terms of Company Performance Awards, except as specifically set forth in this Article 6.

                ARTICLE 7.  FORM AND TIMING OF PAYMENT OF AWARDS

    Subject to Article 6 herein, as soon as practicable following the release of the Company's audited financial statements pertaining to the Plan Year ending coincident with or immediately after the applicable Incentive Period, Earned Award payments, if any, for such Incentive Period shall be paid in cash. Subject to Article 6 herein, deferral of payments may be provided for under rules to be determined by the Committee.

                     ARTICLE 8.  TERMINATION OF EMPLOYMENT

    8.1. TERMINATION OF EMPLOYMENT DUE TO DEATH, DISABILITY, OR RETIREMENT. In the event a Participant's employment is terminated by reason of death, total and permanent disability (as determined by the Committee), or retirement (as determined by the Committee), the Earned Award, determined in accordance with
Section 5.4 and Section 6.3 herein, shall be reduced to reflect participation prior to termination. This reduction shall be determined by multiplying said
Earned Award by a fraction; the numerator of which is the months of participation through the date of termination rounded up to whole months and the denominator of which is the number of whole months in the applicable Incentive Period. The Earned Award thus determined shall be paid as soon as practicable following the release of the Company's audited financial statements pertaining to the Plan Year ending coincident with or immediately after the applicable Incentive Period.

    8.2. TERMINATION OF EMPLOYMENT FOR OTHER REASONS. In the event a Participant's employment is terminated for any reason other than death, total and permanent disability, or retirement (of which the Committee shall be the sole judge), all of the Participant's rights to an Earned Award for the Incentive Period then in progress shall be forfeited. However, except in the event of a termination of employment for Cause, the Committee, in its sole discretion, may pay a prorated award for the portion of that Incentive Period that the Participant was employed by the Company or any of its Subsidiaries, computed as determined by the Committee.

                       ARTICLE 9.  RIGHTS OF PARTICIPANTS

    9.1. EMPLOYMENT. Nothing in this Plan shall interfere with or limit in any way the right of the Company or any of its Subsidiaries to terminate any Participant's employment at any time, nor confer upon any Participant any right to continue in the employ of the Company or any of its Subsidiaries.

    9.2. PARTICIPATION. No Participant or other employee shall at any time have a right to be selected for participation in the Plan for any Incentive Period, despite having been selected for participation in a previous Incentive Period. Except as otherwise provided in Article 8 or Article 11 herein and subject to Section 4.4 herein, a Participant shall not have any right to an Earned Award for an Incentive Period, unless the Participant is an employee of the Company at the end of such Incentive Period.

    9.3. NONTRANSFERABILITY. No right or interest of any Participant in this Plan shall be assignable or transferable, or subject to any lien, directly, by operation of law, or otherwise, including execution, levy, garnishment, attachment, pledge, and bankruptcy.

    9.4. NO IMPLIED RIGHTS; RIGHTS ON TERMINATION OF SERVICE. Neither the establishment of the Plan nor any amendment thereof shall be construed as giving any Participant, beneficiary, or any other person any legal or equitable right unless such right shall be specifically provided for in the Plan or conferred by specific action of the Committee in accordance with the terms and provisions of the Plan. Except as expressly provided in this Plan, neither the Company nor any of its Subsidiaries shall be required or be liable to make any payment under the Plan.

    9.5. NO RIGHT TO COMPANY ASSETS. Neither the Participant nor any other person shall acquire, by reason of the Plan, any right in or title to any assets, funds or property of the Company or any of its Subsidiaries whatsoever including, without limiting the generality of the foregoing, any specific funds, assets, or other property which the Company or any of its Subsidiaries, in its sole discretion, may set aside in anticipation of a liability hereunder. Any benefits which become payable hereunder shall be paid from the general assets of the Company or the applicable Subsidiary. The Participant shall have only a contractual right to the amounts, if any, payable hereunder unsecured by any asset of the Company or any of its Subsidiaries. Nothing contained in the Plan constitutes a guarantee by the Company or any of its Subsidiaries that the assets of the Company or the applicable Subsidiary shall be sufficient to pay any benefit to any person.

                      ARTICLE 10.  BENEFICIARY DESIGNATION

    Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively and who may include a trustee under a will or living trust) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each designation will revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Committee during his lifetime. In the absence of any such designation, or if all designated beneficiaries predecease the Participant, benefits remaining unpaid at the Participant's death shall be paid to the Participant's estate.

                         ARTICLE 11.  CHANGE IN CONTROL

    Notwithstanding any other provisions of the Plan, in the event a Participant's employment with the Company or any of its Subsidiaries is terminated for any reason other than for Cause, within twenty-four (24) months after a Change in Control of the Company or any of its Subsidiaries, all awards previously deferred (with earnings) shall be paid to the Participant within ten
(10) business days of the termination; along with the Target Performance Award established for the Participant for the Incentive Period in progress at the time of the employment termination, prorated for the number of days in the Incentive Period in which the Participant was employed by the Company or any of its Subsidiaries, up to and including the date of termination.

    In the event a Participant's employment with the Company or any of its Subsidiaries is terminated for Cause, no Earned Award will be paid for the Incentive Period in progress at the time of the employment termination.

                            ARTICLE 12.  AMENDMENTS

    The Board of Directors, in its absolute discretion, without notice, at any time and from time to time, may modify or amend in whole or in part, any or all of the provisions of this Plan, or suspend or terminate it entirely; provided, that no such modification, amendment, suspension, or termination after an Incentive Period, may without the consent of a Participant (or his beneficiary in the case of the death of the Participant) reduce the right of a Participant (or his beneficiary, as the case may be) to a payment or distribution hereunder to which he is entitled for that Incentive Period.

                        ARTICLE 13.  REQUIREMENTS OF LAW

    13.1.   GOVERNING  LAW.   The Plan,  and all  agreements hereunder  shall be
construed in accordance with and governed by the laws of the State of Kentucky.

    13.2. WITHHOLDING TAXES. The Company shall have the right to deduct from all payments under this Plan any Federal, state, or local taxes required by the law to be withheld with respect to such payments.

                              Employee Common Stock Purchase Plan
                                  Effective September 16, 1967
                            As amended and in effect March 1, 1987

1.  The Plan

     Under the Plan, eligible employees may save regularly by payroll deductions and twice each year use these savings to purchase shares of the Company's Common Stock offered to them at a price below the current market. This will provide every such employee with an opportunity to become a stockholder or to increase his holdings. Stock may not be bought under the Plan for cash but only through payroll deductions.

      The Plan provides for the issuance by the Company after March 1, 1987, of a maximum of 300,000 additional shares of its authorized but unissued Common Stock and the shares of its Common Stock previously authorized under the Plan which were unissued at March 1, 1987. The Plan became effective on September 16, 1967 and will continue in effect through September 15, 1990, unless sooner terminated by the Board of Directors of the Company.


     The Treasurer, or any other officer of the Company duly designated by the President of the Company, will administer the Plan and make any interpretations and rulings that are necessary in connection with the Plan and its operation. Such interpretations and rulings shall be final. The cost of administering and carrying out the Plan will be borne by the Company.

2.  Eligibility of Employees

     All full-time regular employees, including officers, of the Company or of any subsidiary which is wholly-owned, directly or indirectly, who will have been employees for at least one year on the next Purchase Date, as defined in Item 4, are eligible to participate in the Plan. For purposes of the Plan full-time regular employees are defined as employees whose customary employment is in excess of 20 hours per week or five months in the calendar year. Directors are excluded unless they are employees. For simplicity, the term "employee" is hereafter used to mean an eligible employee, except where the context clearly indicates otherwise.

3.  Payroll Deduction Periods

     The six-month periods, September 16 through March 15, and March 16 through September 15, are the Payroll Deduction Periods during which payroll deductions will be made and accumulated under the Plan. Each Payroll Deduction Period includes each and every pay day falling within it.

4.  Purchase Date and Price per Share

     In each Payroll Deduction Period, the Purchase Date shall be the last day thereof on which the Main Office of the Company is open for regular business. The Price per Share for each Payroll Deduction Period shall be 90% of the fair market value of the Common Stock of the Company on the first day of the Payroll Deduction Period or on the Purchase Date, whichever is less, but in no event less than 85% of the fair market value on the Purchase Date. The fair market value of the stock on any day shall be deemed to be equal to the closing price thereof on the New York Stock Exchange on such day, or if no sale was reported for such day, on the last preceding day for which a sale was reported. If this method of determining the Price per Share results in a price which includes a fraction of a cent, the Price per Share shall be fixed at the next full cent.

5.  Purchase of Stock

     Stock may be purchased for each Payroll Deduction Period only on the Purchase Date and at the Price per Share defined in Item 4. On each Purchase Date an employee may purchase the number of shares that his accumulated payroll deductions will pay for at the end of the Payroll Deduction Period. Only full shares of stock may be purchased and no fractional shares will be issued. The Company will report to the employer the number of shares purchased, the cost of such shares and any remaining balance in the employee's account under the Plan after each purchase, and will carry forward such balance to the next Payroll Deduction Period.

     If an employee chooses not to purchase stock in any Payroll Deduction Period, his Withdrawal Notice must be received by the Paymaster not later than the Purchase Date (Item 4).

6.  Authorizing Payroll Deductions

     An employee may authorize regular payroll deductions in any even dollar amount, up to but not more than 10% of his base pay in his payroll period. Such Authorization shall not be less than $3.00 for each payroll period.

     For an employee paid on a salary basis or on an hourly basis, base pay means an employee's normal earnings from the Company during each payroll period, exclusive of overtime pay, premium pay, or any other form of extra compensation.

     The Company will accumulate and credit the employee's account with the payroll deductions made. Although no interest will be paid on such money, the first dividend on stock purchased in March would ordinarily be paid the following April 15 and, on stock purchased in September, the following October 15.

7.  Changing Payroll Deductions

     Payroll deductions may be increased or decreased by an employee in even dollar amounts (within the 10% limitation mentioned under Item 6) at any time during a Payroll Deduction Period, upon signing and forwarding a new Authorization which must be received by the Paymaster at least fifteen days before the pay day on which the change in his payroll deduction is to start.

     When an employee's regular base pay changes and he wishes to change the amount of his regular payroll deductions or when his deductions exceed the 10% amount allowable, he must forward to the Paymaster a new Authorization, as set forth above.

8.  Entering the Plan

     An eligible employee, as defined in Item 2, may enter the Plan at any time, except after withdrawing from the Plan as set forth in Item 9. The eligible employee must fill out, sign and forward an Authorization to the
Paymaster:

     (a)  Stating the amount of the regular payroll deduction desired;
     (b)  Authorizing the purchase of stock on the Purchase Date;
     (c) Specifying the exact name or names (which must include the employee's name and may include the name of some other person as joint tenant) in which stock purchased by him is to be issued; and
     (d) Agreeing to notify the Company if he disposes of any stock acquired under the Plan within two years after the Purchase Date pertaining to the purchase of such stock.

     An employee's Authorization must be received by the Paymaster at least fifteen days before the pay day on which his deductions are to start.

     An employee's deductions and purchase under the Authorization he has on file will continue as long as the Plan remains in effect, unless he files a new Authorization to increase or decrease his regular payroll deductions or withdraws from the Plan.

9.  Withdrawing from the Plan

     As to each Payroll Deduction Period, an employee may withdraw from the Plan any time he wishes during the Period by forwarding a Withdrawal Notice to the Paymaster. Such withdrawal will be effective when received by the Paymaster. Within twenty days after receipt thereof the Company will refund the entire balance of his deductions not used for the purchase of stock. If the employee decides to re-enter the Plan at some later date, he must file a new Authorization, but he cannot participate again before the beginning (September 15 or March 16) of the next Payroll Deduction Period following his withdrawal.

10.  Transfer of Employee's Rights

     An employee's right to purchase the Company's Common Stock under the Plan cannot be sold or transferred and can be exercised only by the employee acting in his own behalf.

11.  Termination of Employee's Rights

     An employee's rights under the Plan will terminate immediately upon his ceasing to be a full-time regular employee of the Company for any reason whatsoever. Within twenty days after receipt of the termination notice by the Paymaster, the Company will refund the entire balance, if any, of the employee's deductions and will deliver any stock to which the employee is then entitled.

     An employee's rights under the Plan will likewise terminate immediately if his payroll deductions are interrupted by any legal process. In this event the amount of the cash to be refunded and the stock to be delivered will be the amount to which he is legally entitled.

     A Withdrawal Notice will be considered as having been received from the employee on (1) the day his employment ceases, or (2) the day his payroll deductions are interrupted by any legal process.

     The Plan shall not be construed as obligating the Company to continue employment in any case.

12.  Issuance of Stock

     Certificates for stock purchased in each Payroll Deduction Period will be issued and delivered as soon as practicable after the Purchase Date.

     Stock purchased under the Plan will be issued in the name or names specified in the employee's Authorization in effect on the Purchase Date.

     If at any time shares of authorized stock remain available for purchase but not in sufficient number to satisfy all then unfilled purchase requirements, the available shares will be allotted prorata based upon the ratio that the total number of shares of authorized stock remaining bears to the number of shares represented by purchase requirements.

     The Company will not, under any circumstances, buy back from an employee any stock which he has purchased under the Plan. If an employee wishes to dispose of his stock he may sell it privately or on the open market through stockbrokers or banks at current market prices less commission and other charges.

13.  Limitations Under Plan

     No stock may be purchased by an employee for any Payroll Deduction Period if, without regard to this paragraph, (i) at any time on the Purchase Date for such period he owns, or would be treated as owning, stock possessing as much as the percentage of the total combined voting power or value of all classes of stock of the Company or of any parent or subsidiary corporation then prescribed by section 423(b)(3) of the Internal Revenue Code, or any successor provisions, or (ii) the Payroll Deduction Period ends in a calendar year in which his rights to purchase stock under all plans of the Company and its subsidiaries accrue at a rate which exceeds the amount prescribed by section 423(b)(8) of the Code (or any successor provision).

14.  Amendment and Termination of Plan

     The Plan may be amended by the Board of Directors of the Company at any time and from time to time, including the extension of the Plan for periods not to exceed ten years from the then current termination date. Provided, however, the Price per Share shall not be less than 90% of the fair market value per share as defined in Item 4. Twenty-days notice prior to the effective date of any amendment must be given to all employees then under the Plan. It may be terminated at any time by the Board of Directors of the Company, and upon termination, all payroll deductions not used to purchase stock for employees will be refunded. If the Plan is terminated, stockholders will be so advised in the next communication sent to all stockholders.

     Any increase in the aggregate number of shares which may be issued under the Plan (other than in the event of a recapitalization adjustment as set forth in Item 15) will be treated as the adoption of a new plan requiring the approval of stockholders within twelve months of such adoption. Similarly, a change in the designation of corporations whose employees may participate in the Plan, other than those of any subsidiary which is wholly-owned, directly or indirectly, will be treated as the adoption of a new plan requiring stockholder approval.

15.  Recapitalization Adjustment

     In the event of a subdivision or combination of the shares of stock of the Company effected without receipt or payment of consideration by or to the Company, which results in an increase or decrease in the number of issued shares of stock of the Company, the number of shares of stock then authorized for offering and issuance under the Plan will be proportionately increased or decreased.

               AMENDMENTS TO LOUISVILLE GAS AND ELECTRIC COMPANY
                    EMPLOYEE COMMON STOCK PURCHASE PLAN

    The Employee Common Stock Purchase Plan (the "Plan") of Louisville Gas and Electric Company was amended, effective August 17, 1990, as follows:

   I. The stock to be issued under the Plan is the common stock, without par value, of LG&E Energy Corp. and, all references to the common stock, without par value, of the Company or of Louisville Gas and Electric Company are deemed to be references to the common stock, without par value, of LG&E Energy Corp.

  II. The duration of the Plan is extended through September 15, 1993, unless sooner terminated by the Board of Directors of the Company.

 III.  Section 2 of the Plan is amended to read in its entirety as follows:

       2.   Eligibility of Employees

            All full-time regular employees, including officers, of any Participating Corporation (as hereinafter defined), who will have been employees for at least one year on the next Purchase Date, as defined in Item 4, are eligible to participate in the Plan. For purposes of the Plan full-time regular regular employees are defined as employees whose customary employment is in excess of 20 hours per week or five months in the calendar year. Directors are excluded unless they are employees. The term "Participating Corporation" shall mean the Company, LG&E Energy Corp. and any corporation or business organization whose employees are authorized by the Company's Board of Directors to participate in the Plan. For purposes of determining the length of employment for eligibility under this Section 2, employment with Ohio Valley Transmission Corporation, which was merged into the Company on August 17, 1990, is deemed to be employment with the Company and employment with any Participating Corporation shall be deemed to be the equivalent of employment with any other Participating Corporation and employment with any Participating Corporation may be combined with any employment with any other Participating Corporation as if employment had been with any one Participating Corporation. For simplicity, the term "employee" is hereafter used to mean an eligible employee, except where the context clearly indicates otherwise.

  IV. All references to the Company in Section 15 are deemed to be references to LG&E Energy Corp.

Dated this _______ day of March, 1991.

                                     By: _________________________________
                                         Stephen R. Wood
                                         Senior Vice President --
                                           Human Resources and Administration
                                         pursuant to authority delegated by the
                                         Board of Directors

                           RESOLUTION OF THE BOARD OF DIRECTORS
                                  OF LG&E ENERGY CORP.

                  Re: EXTENSION OF EMPLOYEE COMMON STOCK PURCHASE PLAN

                                     JUNE 2, 1993

THE FOLLOWING RESOLUTION EXTENDS THE EMPLOYEE COMMON STOCK PURCHASE PLAN UNTIL SEPTEMBER 15, 1996. THE PLAN WOULD OTHERWISE EXPIRE ON SEPTEMBER 15, 1993.

     RESOLVED, that the Employee Common Stock Purchase Plan is amended by extending its duration from September 15, 1993 to September 15, 1996.

                   AMENDMENTS TO LOUISVILLE GAS AND ELECTRIC COMPANY
                         EMPLOYEE COMMON STOCK PURCHASE PLAN

     The Louisville Gas and Electric Company Employee Common Stock Purchase Plan, as amended (the "Plan"), is hereby amended as follows, effective March 1, 1996:

A. The sponsoring employer of the Plan is LG&E Energy Corp. The Plan shall be referred to as the LG&E Energy Corp. Employee Common Stock Purchase Plan, and all references to Company in the Plan are deemed to be references to LG&E Energy Corp., except as provided for in Section B, below.

B. The fourth sentence of the amendment to Section 2 of the Plan, effective August 17, 1990, is hereby deleted, and is replaced in its entirety by:

     The term "Participating Corporation" shall mean LG&E Energy Corp.,
     LG&E and any corporation or business organization whose employees are authorized by the Company's Board of Directors to participate in the Plan.

B. Section 1, paragraph 2, of the Plan is hereby amended in its entirety to read:

     The Plan provides for the issuance of 500,000 additional shares of its authorized but unissued Common Stock, in addition to shares of its Common Stock previously authorized but unissued under the Plan as of December 6, 1995. The Plan became effective on September 16, 1967, and will continue in effect through September 15, 2001, unless sooner terminated by the Board of Directors of the Company in accordance with the terms hereof.

Dated this 1st day of March, 1996.

LG&E Energy Corp.



By: __________________________________
    Steven R. Wood
    Executive Vice President and Chief
    Administrative Officer

[LGE ENERGY LOGO]

                           -------------------------
                                ADMISSION TICKET

                               LG&E ENERGY CORP.

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, April 23, 1996
                                10:00 a.m., EDT
                            Hyatt Regency Louisville
                           320 West Jefferson Street
                              Louisville, Kentucky

    If you plan to attend the meeting, please check the box on the proxy card indicating that you plan to attend. Please bring this Admission Ticket to the meeting with you.

    THE BOTTOM PORTION OF THIS FORM IS THE PROXY CARD. Each proposal is fully explained in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. To vote your proxy, please MARK by placing an "X" in the appropriate box, SIGN and DATE the proxy. Then please DETACH and RETURN the completed proxy promptly in the enclosed envelope.

      TRIANGLE  DETACH HERE  TRIANGLE      TRIANGLE  DETACH HERE  TRIANGLE

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH
                                    PROPOSAL

1. Election of Directors
   (see reverse)

                    / /  For                    / /  Withheld

For, except vote withheld from the following nominee(s):

________________________________________________________________________________
2. Amendment of Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock from 75,000,000 to 125,000,000

                 / / For                 / / Against                 / / Abstain

3. Approval of Amended and Restated Omnibus Long-Term Incentive Plan, including the Issuance of 1,200,000 Additional Shares of Common Stock Thereunder

                 / / For                 / / Against                 / / Abstain

4. Approval of Short-Term Incentive Plan

                        / / For  / / Against  / / Abstain

5. Approval of Amendment to Employee Common Stock Purchase Plan to Authorize the Issuance of 500,000 Additional Shares of Common Stock Thereunder

                        / / For  / / Against  / / Abstain

6. Approval of Independent Auditors

                        / / For  / / Against  / / Abstain

                                                                      COMMON

                                                              [LG&E ENERGY LOGO]

                                     PROXY

/ / I plan to attend the Annual Meeting, and I will bring ___ guest(s).

                ------------------------------    ------------------------------

                        SIGNATURE                 SIGNATURE

                                                  SIGNATURE(S) SHOULD CORRESPOND
                                                  TO THE  NAME(S)  APPEARING  IN
                ------------------------------    THIS   PROXY.   IF   EXECUTOR,
                             DATE                 TRUSTEE, GUARDIAN, ETC. PLEASE
                                                  INDICATE.

                                     [MAP]

                                                   Complimentary parking will be
                                                   available   at   the    Hyatt
                                                   Regency    and   the   Cowger
                                                   Parking Garage. Please  visit
                                                   the   registration  table  to
                                                   receive your parking voucher,
                                                   which you  will give  to  the
                                                   parking attendant upon
                                                   leaving.

      TRIANGLE  DETACH HERE  TRIANGLE      TRIANGLE  DETACH HERE  TRIANGLE

                               LG&E ENERGY CORP.
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- APRIL 23, 1996

        Roger W. Hale, Victor A. Staffieri and John R. McCall are hereby appointed as proxies, with full power of substitution, to vote the shares of the shareholder(s) named on the reverse side hereof, at the Annual Meeting of Shareholders of LG&E Energy Corp. to be held on April 23, 1996, and at any adjournment thereof, as directed on the reverse side hereof, and in their discretion to act upon any other matters that may properly come before the meeting or any adjournment thereof.

    Election of Directors. Nominees: Roger W. Hale, David B. Lewis, Anne H. McNamara and Donald C. Swain.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS YOU SPECIFY. IF NOT SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS. A VOTE FOR PROPOSAL 1 INCLUDES DISCRETIONARY AUTHORITY TO CUMULATE VOTES SELECTIVELY AMONG THE NOMINEES AS TO WHOM AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

      Please mark, sign and date this proxy on the reverse side and return the completed proxy promptly in the enclosed envelope.

[LGE ENERGY LOGO]

                           -------------------------
                                ADMISSION TICKET

                               LG&E ENERGY CORP.

                         ANNUAL MEETING OF SHAREHOLDERS

                            Tuesday, April 23, 1996
                                10:00 a.m., EDT
                            Hyatt Regency Louisville
                           320 West Jefferson Street
                              Louisville, Kentucky

    If you plan to attend the meeting, please check the box on the proxy card indicating that you plan to attend. Please bring this Admission Ticket to the meeting with you.

    THE BOTTOM PORTION OF THIS FORM IS THE PROXY CARD. Each proposal is fully explained in the enclosed Notice of Annual Meeting of Shareholders and Proxy Statement. To vote your proxy, please MARK by placing an "X" in the appropriate box, SIGN and DATE the proxy. Then please DETACH and RETURN the completed proxy promptly in the enclosed envelope.

      TRIANGLE  DETACH HERE  TRIANGLE      TRIANGLE  DETACH HERE  TRIANGLE

        THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" EACH
                                    PROPOSAL

1. Election of Directors
   (see reverse)

                    / /  For                    / /  Withheld

For, except vote withheld from the following nominee(s):

________________________________________________________________________________
2. Amendment of Articles of Incorporation to Increase the Number of Authorized Shares of Common Stock from 75,000,000 to 125,000,000

                 / / For                 / / Against                 / / Abstain

3. Approval of Amended and Restated Omnibus Long-Term Incentive Plan, including the Issuance of 1,200,000 Additional Shares of Common Stock Thereunder

                 / / For                 / / Against                 / / Abstain

4. Approval of Short-Term Incentive Plan

                        / / For  / / Against  / / Abstain

5. Approval of Amendment to Employee Common Stock Purchase Plan to Authorize the Issuance of 500,000 Additional Shares of Common Stock Thereunder

                        / / For  / / Against  / / Abstain

6. Approval of Independent Auditors

                        / / For  / / Against  / / Abstain

                                                                        ESOP

                                                              [LG&E ENERGY LOGO]

                                     PROXY

/ / I plan to attend the Annual Meeting, and I will bring ___ guest(s).

                ------------------------------    ------------------------------

                        SIGNATURE                 SIGNATURE

                                                  SIGNATURE(S) SHOULD CORRESPOND
                                                  TO THE  NAME(S)  APPEARING  IN
                ------------------------------    THIS   PROXY.   IF   EXECUTOR,
                             DATE                 TRUSTEE, GUARDIAN, ETC. PLEASE
                                                  INDICATE.

                                     [MAP]

                                                   Complimentary parking will be
                                                   available   at   the    Hyatt
                                                   Regency    and   the   Cowger
                                                   Parking Garage. Please  visit
                                                   the   registration  table  to
                                                   receive your parking voucher,
                                                   which you  will give  to  the
                                                   parking attendant upon
                                                   leaving.

      TRIANGLE  DETACH HERE  TRIANGLE      TRIANGLE  DETACH HERE  TRIANGLE

                               LG&E ENERGY CORP.
           PROXY FOR ANNUAL MEETING OF SHAREHOLDERS -- APRIL 23, 1996

        Roger W. Hale, Victor A. Staffieri and John R. McCall are hereby appointed as proxies, with full power of substitution, to vote the shares of the shareholder(s) named on the reverse side hereof, at the Annual Meeting of Shareholders of LG&E Energy Corp. to be held on April 23, 1996, and at any adjournment thereof, as directed on the reverse side hereof, and in their discretion to act upon any other matters that may properly come before the meeting or any adjournment thereof.

    Election of Directors. Nominees: Roger W. Hale, David B. Lewis, Anne H. McNamara and Donald C. Swain.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED AS YOU SPECIFY. IF NOT SPECIFIED, THIS PROXY WILL BE VOTED FOR ALL OF THE PROPOSALS. A VOTE FOR PROPOSAL 1 INCLUDES DISCRETIONARY AUTHORITY TO CUMULATE VOTES SELECTIVELY AMONG THE NOMINEES AS TO WHOM AUTHORITY TO VOTE HAS NOT BEEN WITHHELD.

      Please mark, sign and date this proxy on the reverse side and return the completed proxy promptly in the enclosed envelope.